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                                                                  Exhibit 10.14

                                      LEASE

         LEASE AGREEMENT ("LEASE") made as of the 21st day of January, 2000, between Primestar Investment Corp., a Washington corporation ("LANDLORD"), with an address at 2505 South 320th Street, Suite 101, Federal Way WA 98003; and Freel Networks, Inc. a Washington corporation d/b/a freel.net ("TENANT") with an address at 909 South 336th Street, Suite 110, Federal Way WA 98003 as of the date of this Lease and at 2505 South 320th Street, Floors 2-6, Federal Way WA 98003 as of February 1, 2000.

Landlord and Tenant agree that:

ARTICLE 1. LEASE SUMMARY:
The following summary of a limited number of the provisions of this Lease is provided simply for convenient reference. This Lease must be reviewed carefully in its entirety to ascertain the provisions of this Lease. In no event shall any portion of this summary limit or affect the application of any other provision of this Lease.

1.01. TERM: Five years.

1.02. OFFICE AREA: 63,729 square feet. The Office Area consists of: (i) approximately 60,763 square feet of gross leasable floor area within the Office (as such term is defined in Section 2.02 of this Lease); and (ii) a specially allocated share of the square footage of the Common Area within the building(s) in the Project.

1.03. MINIMUM RENT: $65,893.33 for the first calendar month for Floors 2, 4 and 6.

1.04. OPERATING EXPENSES: Tenant pays its Pro Rata Share of Operating Expense Increases beginning on the first day of the 13th month in the term of this Lease.

1.05. SECURITY DEPOSIT: $172,108.66

1.08. PREPAID MINIMUM RENT: $65,893.33, to be applied to payment of the first month's Minimum Rent for Floors 2, 4 and 6.

ARTICLE 2. LEASE/USE OF OFFICE:

2.01. PROJECT DEFINED: "PROJECT" shall mean the land owned or leased by Landlord, in the City of Federal Way, King County, Washington, currently known as 2505 South 320th Street, Federal Way, Washington, and more particularly described on EXHIBIT "A" of this

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Lease, the building(s) and improvement(s) located on the land, the fixtures
(excluding the tenants' trade fixtures), and all personal property located on and used by the Landlord in the operation, maintenance, repair or replacement of the building(s), improvement(s), fixtures and personal property. A site plan of the Project showing its current configuration is annexed to this Lease as EXHIBIT "B".

2.02. OFFICE DEFINED: "OFFICE' shall mean the part of the Project which is leased to Tenant. The location of the Office is depicted on the floor plan attached as EXHIBIT "C" to this Lease. The approximate dimensions of the Office Floors are set forth in Exhibit "C" of this Lease. The Office does not include any property not shown as part of the Office on Exhibit "C", including without limitation intended: any basement, balcony or terrace; the land underneath the Office; any demising or exterior wall except the interior surface; any area more than ten feet above the finished floor of the Office; or any portion of the Office consisting of slab, ceiling, roof, partition, duct, wall or otherwise not open space of the Office, which is now or later reasonably required by Landlord to install, maintain, repair or replace, pipes, conduits, lines and wires to furnish utilities and other services to the Project.

2.03. LEASE: Landlord leases the Office to Tenant and Tenant hires and takes the Office from Landlord, subject to and in accordance with all the provisions of this Lease.

2.04. USE/TRADE NAME: Tenant shall use the Office:

(A) Solely as commercial offices. Without limiting the application of the preceding sentence, Tenant shall not use the Office in any manner which would
(i) violate any prohibition, restriction or limitation in any instrument presently encumbering the Project or (ii) any use which would materially adversely affect the image of the Project as a wholesome place for families to visit, including by way of example only, for the operation or to assist in the operation of escort service, telephone sex service or internet pornography service; or (iii) any display or depiction of graphic violence, nudity or sex.

(B) During the entire term of this Lease solely under the name freel.net; provided, however, that after 30 days prior notice to Landlord, Tenant shall have the right without Landlord's prior consent, to do business in the Office under any other trade name specified in the notice.

ARTICLE 3. TERM:

The term of this Lease shall be for a period of five years (unless sooner terminated in accordance with the provisions of this Lease). The term of this Lease shall begin on February 1, 2000 ("COMMENCEMENT DATE"). The term of this Lease shall end on the earlier of the following dates ("TERMINATION DATE"):
(i) fifth year anniversary of the Commencement Date; or (ii) the date the term of this Lease is sooner terminated in accordance with the provisions of this Lease. Tenant shall have the right beginning July 31, 2001 and ending August 31, 2001, to give Landlord notice electing to terminate this Lease

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on the six month anniversary of the date the notice is given.

ARTICLE 4. VERIFICATION OF TERM, ETC.:

After the Commencement Date is determined at the request of either party Landlord and Tenant shall promptly execute and acknowledge an agreement in the form annexed as EXHIBIT "D" to this Lease.

ARTICLE 5. LANDLORD'S CONSTRUCTION:

5.01. IMPROVEMENTS DEFINED: "IMPROVEMENTS" shall mean all tangible property which is not land, currency, commercial paper, or inventory. Improvements include without limitation intended, all buildings, improvements, fixtures, trade fixtures, equipment, furnishings, furniture, wall and floor coverings, signs and decorations.

5.02. LANDLORD IMPROVEMENTS: Prior to the Commencement Date or as soon thereafter as feasible, Landlord shall provide the Improvements ("LANDLORD IMPROVEMENTS"), if any, which Landlord is obligated to construct or install pursuant to the provisions of Section 6 in EXHIBIT "E" of this Lease. Landlord Improvements shall be completed substantially in accordance with the applicable provisions of Exhibit "E" and any work order signed by Landlord and Tenant. The Office is an existing commercial office in an existing office building. Except for any Landlord Improvements specified in Section 6 in Exhibit "E", the Office is offered for lease in its current condition, "AS IS" with all existing faults and defects, patent and latent. Except for any representations and warranties specified in this Lease, Landlord makes no representations or warranties with respect to the condition of the Office or the Project, express or implied and hereby disclaims any representation or warranty which might be implied.

5.03. Intentionally Deleted.

5.04. READY FOR OCCUPANCY/WAIVER: The Office shall be deemed ready for occupancy ("READY FOR OCCUPANCY") on the earlier of: (i) February 1, 2000; or
(ii) the date that the Landlord Improvements (but only those which can be completed without the completion of any work which Tenant is obligated to perform) are substantially completed. In the event Tenant takes possession of the Office and fails to give Landlord prompt notice of any Landlord Improvements which are improperly completed, Landlord shall be relieved of any obligation to replace or repair such improperly completed Landlord Improvements. If there is any delay in the completion of Landlord Improvements as a result of any acts or omissions of Tenant, the Office shall be deemed Ready for Occupancy on the date the Office would have been Ready for Occupancy, but for such acts or omissions of Tenant.

5.05. OCCUPANCY IS EVIDENCE: If Tenant occupies the Office; then in any action or proceeding it shall be presumed that the Office was on the date of occupancy in good

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condition and repair and that Landlord fulfilled all of its obligations under this Lease which were required to be fulfilled on or prior to the date of Tenant's occupancy.

ARTICLE 6: TENANT'S CONSTRUCTION AND ALTERATIONS:

6.01. Within thirty (30) days after the date of this Lease, Tenant shall furnish Landlord with Office design drawings. Within thirty (30) days after the date Landlord gives notice of the Landlord's approval of such drawings, Tenant shall furnish Landlord with detailed plans and specifications ("PROPOSED PLANS AND SPECIFICATIONS") of the Improvements, if any, which Tenant is obligated to construct or install pursuant to the provisions of Exhibit "E", and any other Improvements Tenant may desire to construct or install ("TENANT IMPROVEMENTS"). Subject to and in accordance with the provisions of Exhibit "E", within fifteen
(15) days after the date Landlord gives notice of its approval of such plans and specifications, Tenant shall commence construction of Tenant Improvements and thereafter diligently and continuously pursue the completion of Tenant Improvements. Landlord shall either approve or disapprove Tenant's Office design drawings within five (5) days after receiving the same. In the event Landlord disapproves the Office drawing designs or Proposed Plans and Specifications, Landlord shall provide a written explanation of the reasons for its disapproval. All re-submissions by Tenant office drawing designs and Proposed Plans and Specifications shall be marked to show the changes made and reviewed by Landlord within five (5) days.

6.02. OTHER IMPROVEMENTS: Tenant shall install or construct any Improvements and other property necessary for the conduct of its business, which are not specifically described in Section 6 of Exhibit "E" of this Lease.

6.03. LANDLORD'S CONSENT: Tenant shall not install or construct any Improvements in the Office or the Project, nor make any alterations to the Office, without obtaining the prior written consent of Landlord. However, without Landlord's consent, Tenant shall have the right to make alterations within the Office if: (i) the alterations will not: (a) be visible to anyone from the exterior of the Office; nor (b) reduce the value of the Office; nor
(c) reduce the utility of the Office; nor (d) involve any structural alteration or affect any structural component of the Office or the Project; nor (e) affect or involve any utility system; and (ii) the total cost of all alterations performed within a twelve (12) calendar month period does not exceed $50,000.00 No request for Landlord's consent shall be made without furnishing Landlord with detailed plans and specifications of the Improvements and alterations.

6.04. BONDS: If this Lease obligates Tenant to provide or maintain a Security Deposit, then Tenant shall not commence the installation or construction of Tenant Improvements or any other Improvements or alterations, unless and until Tenant furnishes Landlord with payment and performance bonds, in form, amount and from surety acceptable to Landlord, naming Landlord and Tenant as the co-insureds, and insuring that the proposed work will be completed free and clear of any liens.

6.05. LIENS: Tenant shall not cause or permit the creation, existence, recording or filing, of

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any mechanic's lien, materialman's lien or similar lien, arising out of the performance of any labor or service or the provision of any material in connection with the Office. Nor shall Tenant cause or permit the creation, existence, recording or filing of any other lien, security interest or encumbrance of any nature whatsoever, which may adversely affect or constitute a breach by Landlord, or the holder of any deed of trust or mortgage, or the landlord under any ground or other underlying lease encumbering the Project, or any part thereof, under any such deed of trust, mortgage or lease.

ARTICLE 7. LANDLORD'S ARCHITECT/ENGINEER:

7.01. APPROVALS/DETERMINATIONS: Whenever any consent or approval may be sought by Tenant for the installation or construction of any Tenant Improvements, Improvements, or alterations; or any dispute may arise concerning the completion of Landlord Improvements, or the physical damage of a Casualty or Condemnation (as such terms are defined in Sections 15.01 and 16.01 of this Lease), or the reconstruction of the Office after Casualty or Condemnation, in the sole discretion of Landlord, the approval or consent shall be given or withheld and/or such issue shall be determined by any registered architect or licensed professional engineer (collectively "ARBITER") selected by Landlord. The Arbiter need not be registered or licensed in the jurisdiction in which the Project is located. The fees and expenses of the Arbiter shall be borne equally by Landlord and Tenant. Tenant shall pay its share of such fees and expenses to Landlord or its designee within ten days after demand by Landlord. The decision of the Arbiter shall be Final and Binding (as such term is defined in Section 7.02 below).

7.02. FINAL AND BINDING DEFINED: "FINAL AND BINDING" shall mean a decision or determination which (i) is not subject to any judicial review or appeal whatsoever, other than by writ of certiorari or its equivalent, to determine if the decision or determination was arbitrary or capricious or in violation of Law, and (ii) shall be presumed correct in any action or proceeding.

ARTICLE 8. RENT PAYABLE TO LANDLORD:

8.01. GENERALLY: "RENT" shall mean all moneys which Tenant is obligated to pay under the provisions of this Lease, regardless of their characterization, including without limitation intended, Minimum Rent; Pro Rata Share of Operating Expense Increases, liquidated damages, and attorneys' fees. All Rent shall be paid in legal currency of the United States, to Landlord, or its designee, at the address of Landlord set forth in the first paragraph of this Lease, or any other place designated by Landlord, without offset or reduction on account of any claim whatsoever. Landlord may require the payment of Rent by electronic funds transfer by giving Tenant sixty (60) days prior notice specifying how the transfers will be made and requesting Tenant provide specific information to effect the automatic monthly electronic transfer of funds to Landlord's designated account. Tenant shall provide the requested information within thirty (30) days after Landlord's request.

8.02. MINIMUM RENT:

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(A) Beginning on the Commencement Date and continuing through and including the Termination Date, Tenant shall pay Minimum Rent (as such term is defined in Section 8.02 (B) of this Article), in advance, on the first day of each calendar month during the term of this Lease. Each payment of Minimum Rent shall be made without prior notice of or demand for payment. In the event the Commencement Date or Termination Date is not the first day of a calendar month, the Minimum Rent for such calendar month shall be prorated on a per diem basis.

(B) "MINIMUM RENT" for each month during the term of this Lease shall be the following amounts:


Floor                             Minimum Rent
----------------------------------------------
2, 4 and 6                        $65,893.33 per month ("A RENT")
2,3,4 and 6                       $86,998.33 per month ("B RENT")
2 through 6                       $106,215.33 per month ("C RENT")



         (i) A Rent shall be payable only for so long as Tenant occupies only Floors 2, 4 and 6. Tenant shall have the right to install equipment and switches on Floors 3 and 5 and/or locate employees on Floor 5 at any time during the term of this Lease. As soon as any equipment or switch is installed in any room on Floor 3, Tenant shall commence payment of additional Minimum Rent for each room(s) and/or open floor area in which equipment is installed, calculated at the rate of $20.00 per annum for each gross leasable square foot of floor area. As soon as either (a) rooms and/or open floor area on Floor 5 containing more than one-half of the gross leasable area on Floor 5 are occupied by equipment and/or employees, or (b) rooms and/or open floor area on Floor 5 are occupied by equipment and/or employees for more than five weeks, whichever event shall occur earlier, Tenant shall commence payment of additional Minimum Rent for each room(s) and/or open area in which an employee is stationed or equipment is maintained, calculated at the rate of $20.00 per annum for each gross leasable square foot of floor area

         (ii) B Rent shall be payable on the earlier of: (i) the date Tenant occupies Floor 3 or any part thereof except for mere installation and maintenance of equipment or switches as provided in the preceding subsection
(i), or (ii) May 1, 2000.

         (iii) C Rent shall be payable commencing on the earlier of (a) the date Tenant occupies Floor 5 or any part thereof, except as otherwise provided for in the preceding subsection (i); or (b) August 1, 2000.

Despite any other provision of this Section B to the contrary, the Minimum Rent shall be increased on the first day of the 13th month during the Lease term and on each one year anniversary thereof ("CPI ADJUSTMENT DATE"), to reflect any Consumer Nice Increase.


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"CONSUMER PRICE INDEX INCREASE" shall mean an increase in Rent made in proportion to any decrease, but not any increase in the purchasing power of the United States dollar, by reference to the Consumer Price Index-Seattle-Tacoma-Bremerton WA - All Items - (1982-84=100) (the "PRICE INDEX") published by the Bureau of Labor Statistics of the U.S. Department of Labor, or a successor or substitute index selected by Landlord and appropriately adjusted by Landlord. A Consumer Price Index Increase shall be computed as follows:

         (i) The Price Index figure for the month of December during each year shall be compared to the Price Index figure for the month of December in the immediately preceding calendar year, and the applicable Rent shall be increased, if at all, for the 12 months immediately following the applicable CPI Adjustment Date by an amount equal to the percentage increase (rounded off to the nearest whole percent) between the Price Index figure for the month of December in the immediately preceding calendar year, and the Price Index figure for the month of December in the current Lease Year, multiplied by the applicable Rent payable during the current calendar year (and in the event the Rent for the current calendar year was reduced or abated for any reason or the Lease term did not begin on January 1st of then current calendar year; then nevertheless for the purposes of this section (i), the applicable Rent payable for the current calendar year shall be deemed payable in full for a complete calendar year.

         (ii) By way of example only: Assuming that the Commencement Date of this Lease was June 1, 1994; the Minimum Rent for the first 12 months of the Lease term were $100.00 per month; the Price Index figure for the month of December, 1993 was 300; and the Price Index figure for the month of December, 1994 was 315.2; the Minimum Rent for the 12 months immediately following the first CPI Adjustment Date (June 1, 1995) would be increased as follows: the percentage of increase of the Price Index figure for December, 1994 (315.2) above the Price Index figure for December, 1993 (300), would be five percent (5.00%) (rounded off to the nearest whole percent). The Minimum Rent for the first calendar year (1994) is deemed to be $1,200.00 (even though the Minimum Rent payable during the 1994 calendar year were actually only $700.00); multiplied by five percent (5.00%), the Minimum Rent for the 12 months immediately following the first CPI Adjustment Date (June 1, 1995) would be $1,260.00.

(C) LEASE YEAR shall mean a period of 12 consecutive calendar months. However, the first and last Lease Year may be less than 12 complete calendar months. The first Lease Year shall begin on the Commencement Date and end on the 31st day of December in the same calendar year that the term of this Lease begins. Each succeeding Lease Year shall begin on the first day of January and end on the 31st day of December. If the Termination Date is a date other than the 31st day of December, the last Lease Year shall be less than 12 complete calendar months.

8.03. PRO RATA SHARE:

(A) "PRO RATA SHARE" shall mean a fraction, with the Office Area as the numerator and the Project Area (as such term is defined in Section 8.03(C) of this Lease) as the

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denominator.

(B) The dimensions and square footage of the gross leasable floor area within the Office were determined by measuring from the center of demising walls, except where the wall is an end or exterior wall, in which case the measurement was made to the exterior side of the wall), Without any deduction for any area within the Office, including by way of example only: elevator shafts, columns, stairs, fire escapes, lobbies, electric or other utility closets, rest rooms, hallways.

(C) "PROJECT AREA" shall mean the square footage of the gross leasable floor area within the building(s) within the Project, but excluding: (i) any parking garages or other free-standing structures designed for parking vehicles, and
(ii) all Common Area. The Project Area as of the date of this Lease is approximately 74,645 square feet.

8.04. REAL ESTATE TAXES

(A) "REAL ESTATE TAXES" shall mean real estate taxes and assessments of every nature whatsoever (including without limitation intended, ordinary, extraordinary, general and special), levied, assessed or imposed upon the Project or any part thereof, or which becomes a lien against the Project or any part thereof. Real Estate Taxes include without limitation intended (i) all assessments and charges imposed by any Government (as such term is defined in Section 8.04(B) of this Lease), or pursuant to any Law whatsoever; and (ii) any tax, regardless of its characterization, which may be levied or imposed upon Landlord or the Rent, in lieu of, or in addition to any other tax which would otherwise constitute Real Estate Taxes. In the case of assessments which can be paid in installments without the imposition of any penalty, only the installments (together with any interest payable by reason of payment in installments) which accrue during the Lease term shall be included in Real Estate Taxes. Real Estate Taxes shall not include: (i) any assessments levied for either (a) any new construction in or expansion of the Project, or (b) which are required for any new construction in or expansion of the Project; and (ii) any transfer, inheritance, estate, income (subject to Tenant's obligation to pay to Landlord the amount of any tax specifically levied on the Rent), corporate or franchise tax. Within 20 days after a request by Tenant, Landlord shall provide Tenant with copies of all bills and statements received by Landlord for Real Estate Taxes for the then current fiscal year and the previous fiscal year.

(B) "GOVERNMENT" shall mean all federal, state, county, municipal and other governments; and governmental and quasi-governmental branches, authorities, districts, courts, tribunals, boards, agencies, departments, commissions, officers, judges, agents, employees, and other instrumentalities.

(C) "LAW" shall mean all law; and all statutes , ordinances, regulations, rules, orders, judgments, and other requirements of the Government.


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(D) Tenant shall also pay to Landlord upon demand by Landlord, the entire amount of any Real Estate Taxes due as a result of any inventory in the Office and any Improvements constructed or installed in the Office by the Tenant.

(E) Tenant shall pay at least ten days before the date due all taxes levied, assessed or imposed upon any personal property owned, installed or used by Tenant. Within 20 days after a request from Landlord, Tenant shall furnish Landlord with proof of payment reasonably satisfactory to Landlord.

8.05. TAX APPEALS:

(A) Landlord shall have the right at any time and from time to time, to effect any action or proceeding whatsoever ("TAX APPEAL"), challenging any determination of the amount of the assessed value of the Project, or any part of the Project, for the purposes of Real Estate Taxes. For this purpose Landlord may retain such attorneys, appraisers and other persons and entities as Landlord may deem appropriate. Tenant shall cooperate with Landlord in the preparation, commencement, prosecution and appeal of any Tax Appeal.

(B) In the event Landlord shall successfully prosecute any Tax Appeal, Tenant shall pay to Landlord or its designees, within 20 days after demand by Landlord, Tenant's Pro Rata Share of all costs and expenses incurred by Landlord in connection with such Tax Appeal, including without limitation intended, all Litigation Expenses (as such term is defined in Section 8.05(C) of this Lease); provided, however, that Tenant shall have no obligation to make payment under this Section B to the extent that the payment would exceed the savings that the Tenant will enjoy over the Lease term as a result of the Tax Appeal..

(C) "LITIGATION EXPENSES" shall mean all costs and expenses whatsoever, paid or incurred by a party under this Lease, in preparation for, or during the prosecution, appeal, settlement or enforcement of any action or proceeding whatsoever. Litigation Expenses shall include without limitation intended, the amounts of attorneys' fees and disbursements; expert witness', title search, title commitment, title insurance, stenographers', transcript, filing, printing, copying, marshals', sheriffs', and process servers' fees.

(D) If as a result of a successful Tax Appeal, there shall be a Real Estate Tax overpayment, Tenant's proportionate share of the excess payment will be credited against the succeeding payments of Estimated Common Charges due. If the Lease term expires before the credit is exhausted, the unexhausted portion of the credit shall be refunded to Tenant within 30 days after the later of the date
(i) the term of this Lease expires, or (ii) of Tenant's request for the refund. Landlord shall promptly notify Tenant of any credit resulting from a successful Tax Appeal or any other overpayment of Real Estate Taxes made by Tenant.

8.06. Intentionally Deleted.

8.07. OPERATING EXPENSES:
(A) Tenant shall pay its Pro Rata Share of all increases ("OPERATING EXPENSE


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INCREASES") in the reasonable costs and expenses of every nature whatsoever, paid or incurred by Landlord, in the operation, management, maintenance, repair, and replacement of the Project ("OPERATING EXPENSES"). Operating Expenses shall include without limitation intended, all costs and expenses of: janitorial services for the Project including the Office and other offices in the Project, Monday through Friday, federal and State holidays excluded, at the same or greater level of service as the Landlord has customarily provided to all tenants of the Building; maintenance, repairs and replacements of elevators, HAC system, electrical system, plumbing system, and all life safety systems; management; snow removal; landscaping; re-paving; striping; painting; cleaning and replacing flooring; sewage and Refuse (as such term is defined in Section 12.05 of this Lease) removal; traffic and parking enforcement and control; security in the Common Area; pest and vermin control; reasonable compensation and benefits of employees; fire protection; supplies; insurance, including without limitation intended, public liability and property damage insurance; personal property taxes on any personal property necessary or appropriate for the Project; charges and rents for Utilities (as such term is defined in Section 8.07(E) of this Lease); compliance with applicable Law; licenses, permits and other fees; parking area surcharges and levies; a fee for the administration of the Project in an amount equal to five percent of the total of all Operating Expenses; attorneys', accountants' and other professionals' fees; and the cost of any financing of any equipment necessary or appropriate for the Project.

(B) The Operating Expenses shall not include any of the following costs or expenses:

         (i) Costs incurred in connection with the initial construction or design of the Project or, any expansion of the Project, or the construction of additional buildings or structures on any part of the Project, or to repair, change, improve, replace or correct defects in the original construction, expansion or design of the Project or any buildings or structures on any part of the Project

         (ii) Capital replacements, expansions, additions, Improvements and repairs; provided, however, that: (a) the cost of capital replacements and repairs shall be amortized over the useful life of the replacements and repairs using straight line depreciation, and the amount amortized each year, together with interest on the unamortized balance at the rate of interest payable on the first mortgage or deed of trust encumbering the Project shall be included within Operating Expenses; and (b) the cost of capital expansions, additions and improvements included in the Operating Expenses shall be limited to those which will improve the operating efficiency of the Project or reduce the Operating Expenses or which may be required by any provision or application of Law not in effect as of the date of this Lease.

         (iii) Costs that are or are required to be reimbursed to Landlord (other than through prorated absorption of such costs by a majority of the tenants in the Project, and costs required to be reimbursed which are not collectible for any reason except Landlord's negligence), including without limitation costs covered by insurance that Landlord acquires or is obligated to provide under this Lease (but reasonable deductibles shall be included in the Operating Expenses) or pursuant to warranties made for the benefit of Landlord or costs reimbursed to Landlord pursuant to provisions in leases with other tenants (except for such "pro-rated" cost provisions, and costs required to be reimbursed which are not collectible for any reason except Landlord's


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negligence);

         (iv) Landlord's administrative and overhead expenses not incurred directly in operating, maintaining, repairing or replacing the Project;

         (v) Costs incurred by reason of Landlord's negligence or breach of any legal obligation (including any obligation of Landlord under any lease in the Project);

         (vi) Costs, including (without limitation) any professional fees, commissions, remodeling costs or court costs, incurred in connection with the enforcement of leases with other tenants of the Project, or obtaining or retaining tenants for the Project;

         (vii) Management fees in excess of five percent of the rents and other charges collected from the tenants of the Project;

         (viii) Amounts paid to persons or entities related to Landlord in excess of the fair market value of services or materials provided in exchange;

         (ix) Costs of achieving compliance with any environmental or other law or regulation applicable to the Project which was in effect as of the date of this Lease;

         (x) Amounts payable under or in connection with Landlord's mortgage, deed of trust, ground lease or other financing or refinancing arrangements;

         (xi) Depreciation of or reserves for replacement of any of Landlord's assets.

         (xii). Costs incurred in advertising or promoting the Project for any purpose, including (without limitation) sale of the Project;

         (xiii) Costs, fines or penalties incurred due to violation by Landlord of any applicable Law.

         (xiv) Costs of sculpture, paintings, or other objects of art installed in or on the Project.

         (xv) Wages, salaries or other compensation or costs incurred for
(a) any managerial or executive employees or agents of Landlord (exclusive of that portion attributable to the operation, management, maintenance, repair and replacement of the Project; or (b) any persons employed in commercial concessions operated by Landlord.

         (xvi) Increases in insurance premiums attributable to hazardous conditions, uses or activities of other tenants or occupants of the Project.

(C) Based upon estimates made by Landlord, at any time and from time to time, Tenant shall pay an estimated amount of its Pro Rata Share of the Operating Expense Increases ("ESTIMATED COMMON CHARGE"), in advance, on the first day of each calendar month during the


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

term of this Lease commencing with the first day of the 13th month in the Lease term. In the event Landlord determines at any time and from time to time that Tenant's actual Pro Rata Share of Operating Expense Increases exceeds the Estimated Common Charge, Tenant shall pay the amount of the deficiency ("COMMON CHARGE UNDERPAYMENT") to Landlord or its designee, within 20 days after demand by Landlord. In the event the Estimated Common Charge for any Lease Year exceed Tenant's actual Pro Rata Share of the Operating Expense Increase, Tenant shall be credited the amount of such overpayment against the succeeding Estimated Common Charge(s) due. If the Lease term expires before the credit is exhausted, the unexhausted portion of the credit shall be refunded to Tenant within 30 days after the later of the date of (i) expiration of the Lease term or (ii) Tenant's request for the refund. The actual amount of Tenant's Pro Rata Share of Operating Expense Increases shall be determined separately for each Lease Year. No later than the 1st day of April during each calendar year beginning with the 2002 calendar year, Landlord shall make available to Tenant a written statement showing in reasonable detail the amounts of the items comprising the Operating Expenses and the calculation of Tenant's Pro Rata Share of the Operating Expense Increases for the immediately preceding calendar year.

If the Tenant in not in Default and the Tenant in good faith reasonably disputes the amount of the Operating Expense Increases, then the Tenant shall have the right on not less than 15 days' prior notice, to conduct an audit of the Landlord's records of Operating Expenses, during regular business hours, at the location the records are then kept by the Landlord, at the Tenant's sole cost and expense. Tenant shall not exercise such right more than once in any calendar year and shall not have the right to audit any records except those for the previous fiscal year. Tenant shall bear all costs and expenses incurred by the Landlord in connection with the audit including without limitation intended, wages and benefits for all personnel utilized during the audit including personnel to maintain the security of the Landlord's books and records; and photocopy expenses. Landlord shall not be required to provide Tenant with access to the records during any period of time the records are required for the preparation of any government audit, required tax return or financial report. Tenant shall not have the right to conduct any audit if: (i) the auditors are not either: (x) employed full time by Tenant as accounting staff, or
(y) members, managers or staff of a nationally or regionally recognized firm of certified public accountants; or (ii) Landlord provides Tenant with a report of an audit conducted for the pertinent fiscal year which was conducted by members, managers or staff of a nationally or regionally recognized firm of certified public accountants; or (iii) the auditors are compensated on a contingency fee or partial contingency fee basis. No audit shall be conducted for a period lasting more than ten business days and no audit shall be conducted by more than three individuals. No later than 30 days after the date an audit is conducted by the Tenant, the Tenant shall provide the Landlord with a copy of the auditors' report to the Tenant, together with written authorization to provide other tenants with copies of the report. Tenant and its auditor shall keep any audit, audit report and information obtained during the audit confidential; shall not disclose nor permit any employee, agent or other person to disclose the audit, audit report or information obtained during the audit to any other person or entity; and shall indemnify and hold Landlord harmless from all liabilities, damages, costs and expenses, including Litigation Expenses arising out of any breach of the obligations described in this


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

sentence. No auditor shall be given access to any books or records until the auditor has executed an undertaking satisfactory to the Landlord and consistent with the preceding sentence.

(D) "COMMON AREA" shall mean all property constituting the Project (including without limitation intended, the foundations, roofs, walls, columns and other structural elements; signs; parking areas; roads; malls; sidewalks; curbs; unpaved areas; rooms; halls; stairs, ramps and other conveyances; and Utility systems), except the offices in the Project.

(E) "UTILITIES" shall mean all utilities, including without limitation intended, telephone, public address, electric, gas, water, sewage, drainage, heating, air conditioning, ventilation, and cable television.

(F) Operating Expense Increases shall be calculated in accordance with this
Section:

(i) "BASE YEAR" shall mean the calendar year in which the Commencement Date occurs.

(ii) "CURRENT YEAR" shall mean each calendar year subsequent to the Base Year.

(iii) Tenant's obligation to pay its Pro Rata Share of Operating Expense Increases shall commence on the first day of the 13th month during the term of this Lease ("FIRST ADJUSTMENT DATE"), with subsequent adjustments as of each succeeding one year anniversary of the First Adjustment Date.

(iv) Operating Expenses for the Base Year (or the estimated Operating Expenses if the actual Operating Expenses for the Base Year are not yet available) shall be subtracted from the Operating Expenses for the Current Year (or the estimated Operating Expenses if the actual Operating Expenses for the Current Year are not yet available), to determine the Operating Expense Increase for the Current Year.

(v) For the purposes of calculating Tenant's Pro Rata Share of Operating Expense Increases, those Operating Expenses which are entirely or almost entirely affected by the level of occupancy in the Project, shall be calculated (i.e. "grossed up") as if the leasable floor area of the Project were 95.00 percent occupied regardless of the actual level of occupancy. Operating Expenses which are subject to being "grossed up" include without limitation intended: electricity, water and sewer, janitorial services, Refuse disposal, management fees, supplies, repairs and maintenance. Operating Expenses which are not subject to being "grossed up" include without limitation intended: insurance, Real Estate Taxes, security, elevator maintenance, and landscaping. Operating Expenses which are not "grossed up" shall be determined based on actual costs.

(vi) Despite the preceding Section (v), at the request of Tenant, in the calculation of Operating Expenses for the Base Year, the cost of electricity shall be the actual cost and the cost of electricity for the Base Year shall not be "grossed up" to reflect the cost which


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

would have been incurred assuming a 95.00 percent level of occupancy in the Project.

8.08. LATE CHARGES:

In the event Landlord or its designee does not receive any payment of Rent on or before the date the payment is due; then within ten (10) days after demand by Landlord or its designee, Tenant shall pay a late charge, in an amount equal to the greater of (i) $50.00; or (ii) 5.00 percent of the amount overdue.

8.09. INTEREST AT DEFAULT RATE:

In the event Landlord or its designee does not receive any payment of Rent on or before the date it is due; then within ten (10) days after demand by Landlord or its designee, Tenant shall pay interest on the amount overdue from the date it was due until the date it is paid, at a rate of interest equal to 12.00 percent per year ("DEFAULT RATE").

8.10. BAD CHECK FEES:

In the event a check or draft tendered by Tenant in payment of Rent is not paid by the drawee upon initial presentation, for any reason whatsoever; then within ten (10) days after demand by Landlord or its designee, Tenant shall pay a bad check charge in the amount of $50.00.

8.11. AMOUNTS PAID BY LANDLORD:

In the event the Landlord incurs or pays any cost or expense whatsoever, as a result of (i) a Default (as such term is defined in Section 23.01 of this Lease); and/or (ii) any actual or apparent emergency arising out of a breach in the performance of any of Tenant's obligations under this Lease; and/or
(iii) Landlord's election to take such action as Landlord may deem appropriate to: (a) cure such Default, or (b) mitigate the damages or potential damages arising from such breach, if there is an actual or apparent emergency, which action may be taken without notice to Tenant in the case of any actual or apparent emergency (; provided, that in the case of any actual or apparent emergency Landlord shall attempt to notify Tenant by telephone or some other means reasonable under the circumstances) ; then within 20 days after demand by Landlord, Tenant shall reimburse Landlord for all such reasonable costs and expenses (including without limitation intended, the reasonable cost and expense of any work performed by any employee of Landlord or its agent).

8.12. NET RENT:

This Lease is a "Net Lease." The Rent due under this Lease shall be "Net Rent." Except for those obligations which Landlord expressly agrees to perform at its sole cost and expense, Landlord shall not be obligated to incur or pay any cost or expense in connection with the Office or the Project. Tenant shall perform all of its obligations under this Lease at its sole cost and expense.

8.13. RENT TAX:

In the event any Government levies, imposes or charges any tax whatsoever, on account of the Project, the interest of Landlord in the Project, this Lease, Tenant, or the Rent, and the amount of such tax is not an obligation of Tenant under any other provision of this Lease, within ten days after demand by Landlord, Tenant shall remit its Pro Rata Share of such tax to Landlord (and in


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

the event Tenant's Pro Rata Share would not fully reimburse Landlord for the amount of such tax which is fairly attributable to this Lease, Tenant shall pay its fair share).

ARTICLE 9. INSURANCE:

9.01.  MUTUAL WAIVER OF CLAIMS:

Despite any other provision of this Lease to the contrary, Landlord and Tenant hereby waive any rights each may have against the other as a result of any loss or damage caused to the respective party and its property, the Office and the Project, arising from any risk covered by casualty insurance with "all-perils" coverage ("CASUALTY INSURANCE") in the jurisdiction in which the Project is located. Landlord and Tenant shall cause their respective Casualty Insurance and any other policies covering loss by fire and/or causes covered by all-perils coverage, to provide that the insurer waives ("WAIVER OF SUBROGATION") all rights of recovery by way of subrogation against the other party to this Lease, in connection with any loss covered by any such policies. However, in the event the Waiver of Subrogation can only be obtained by the payment of an additional premium over and above the premium for insurance without the Waiver of Subrogation, (i) the party seeking to obtain the insurance shall give the other party notice of such additional premium and request that the other party pay such premium; and (ii) the other party shall have ten days after the giving of such notice to either (a) place such insurance with another insurer which is reasonably satisfactory to the party which gave the notice, without such additional premium, or (b) agree to pay such additional premium (in the case of Tenant, Tenant's Pro Rata Share). In the event that either Landlord or Tenant cannot obtain than Waiver of Subrogation, or either Landlord or Tenant cannot obtain the Waiver of Subrogation without additional premium and the other party fails to fulfill the requirements of clause (a) or (b) of the immediately preceding sentence, this Section 9.01 shall be deemed deleted and of no force or effect while such conditions persist.

9.02. TENANT'S INSURANCE:

(A) Tenant shall maintain the following insurance coverage, commencing on the date Tenant is given access to the Office and continuing through the Termination Date and the date Tenant fulfills all of its obligations under Section 33.01 of this Lease:

(i) PUBLIC LIABILITY AND PROPERTY DAMAGE:

Comprehensive bodily injury liability insurance with combined single limits of not less than $2,000,000., covering any and all liability of Tenant for bodily injury, death or property damage occurring in or about the Project, portions of which may be provided under a so called "umbrella" or "excess liability" policy. In the event that Tenant is unable to obtain such coverage Tenant shall obtain commercial general liability and property damage insurance for bodily injury, death or property damage occurring in or about the Project, with combined single limits of at least $2,000,000. in the case of bodily injury, death or property damage; portions of which may be provided under a so-called "umbrella" or "excess liability" policy. In addition, in the event that Tenant is fails to obtain liability insurance policies on an "occurrence basis" Tenant shall obtain extension policies commonly referred to as "tail" policies at least 30 days prior to the expiration of any policy which will not be renewed. All extension policies (a) shall include coverage for all


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

claims made after the date, of the policy not renewed, regardless of the date such claims are made; and (b) shall have limits equal to or greater than the policies which are not being renewed. All liability policies shall specifically insure performance of the agreement of Tenant, to indemnify Landlord, set forth in Section 32.01 of this Lease, as it relates to liability for injury to or death of persons and damage to property, and shall include an endorsement to specifically cover liability arising out of the balconies. Until the specific coverage for the balconies is procured, Tenant shall not use nor permit any other person to use any of the balconies in the Office.

(ii) TENANT IMPROVEMENTS AND INVENTORY:

Casualty Insurance covering all of Tenant Improvements (except any improvements and fixtures which are covered by the Project's Insurance), inventory and other personal property in or about the Office from time to time, in an amount not less than the full replacement cost, without any deduction for depreciation during the term of this Lease.

(iii) PLATE GLASS/BOILER:

Insurance, or self-insurance if Tenant is not required to provide nor maintain a Security Deposit under this Lease ("CREDIT TENANT"), against breakage of, or damage to all plate glass in and about the Office, and insurance on any boiler, furnace or air conditioning system, in or about the Office, with broad form coverage in an amount not less than the full replacement cost, without any deduction for depreciation during the term of this Lease.

(iv) OTHER INSURANCE/LIMITS: Not sooner than the fifth anniversary of the Commencement Date and not more often than once every five years during term of this Lease, Landlord shall have the right to increase the limits and types of insurance coverage which Tenant is required to obtain and maintain, by giving Tenant notice of such increase in limits or coverage. Any such increase in limits or coverage shall be applicable to the immediately succeeding renewal or replacement liability insurance policy, provided, however, that if the term of the then current policy is longer than one year, any such increase shall be applicable to the insurance coverage in effect on and after the first anniversary that notice of such increase in limits or coverage is given. Landlord's right to increase the limits or types of insurance coverage is limited to such limits and types of coverage as the holder of any first mortgage or deed of trust encumbering the Project may reasonably require; provided such mortgagee is a bank, savings and loan association, trust company, life insurance company, national broker-dealer, corporation whose securities are listed on the New York Stock Exchange, Inc., or a pension fund with a net worth in excess of $10,000,000 ("INSTITUTIONAL LENDER"); or in the event that there is no such first mortgagee or deed of trust holder, such other insurance coverages and such higher limits as may be required by any Institutional Lender then holding or servicing mortgage or deed of trust loans secured by comparable commercial property in the Seattle Metropolitan Area in State of Washington.

(B) OWNER'S CONTINGENT OR PROTECTIVE LIABILITY INSURANCE:
Prior to commencing the installation or construction of Improvements, or alterations, Tenant shall procure; and during the entire period of time that Tenant installs or constructs Improvements, or alters the Office, Tenant shall maintain; owner's contingent or protective liability insurance,


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

covering all claims not covered by the public liability and property damage insurance required by Section 9.02.A (i) of this Lease.

(C) INSURERS/POLICIES:

All insurance which Tenant is obligated to maintain, shall be issued by insurance companies authorized to do business in the jurisdiction in which the Project is located, which have a "Best's Letter Rating" of not less than "A" ("Excellent"), with no adverse "Rating Modifier," and a "Financial Size Category" of not less than "Class X" (or their then current equivalents) in the most current "Best's Key Rating Guide" or the equivalent in a substitute or successor publication selected by Landlord. All insurance policies shall: (i) in form and substance be reasonably satisfactory to Landlord, unless Tenant is a Credit Tenant in which case all insurance policies shall comply with each applicable provision of this Lease; (ii) be written as primary policy coverage, not contributing with, or in excess of any coverage carried by Landlord or another; (iii) name Landlord, any mortgagee and management agent designated by Landlord as additional insureds; (iv) except as otherwise provided for in
Section 9.01 of this Article, contain in each policy covering loss or damage to property, an express waiver of the right of subrogation against Landlord;
(v) contain a provision that although Landlord is named as an insured, it shall nevertheless be entitled to recover under the policy for any loss suffered as a result of the acts or omissions of the Tenant; and (vi) contain a provision that the insurer shall give Landlord at least 30 days prior written notice of any termination or lapse of insurance coverage, reduction in insurance coverage, or material change in the terms of insurance. Original policies of all required insurance (or certificates satisfactory to Landlord), together with proof of payment of the premiums, shall be delivered to Landlord prior to the date that Tenant is given access to the Office. Thereafter, at least 30 days prior to the termination or lapse of any original, renewal or replacement coverage, original renewal or replacement policies (or certificates satisfactory to Landlord), together with proof of payment of the premiums, shall be delivered to Landlord.

9.03. PROJECT'S INSURANCE:

(A) Landlord shall at all times during the term of this Lease, to the extent obtainable, at the sole cost and expense of Tenant and other tenants of the Project, procure and maintain Casualty Insurance (and insurance against such other hazards, including earthquake, as Landlord may deem appropriate) covering the Project; rent loss insurance; broad form boiler and machinery insurance;
and insurance on vehicles and equipment (collectively "PROJECT'S INSURANCE"), with such limits and with such insurers as Landlord may deem appropriate. The Casualty Insurance coverage shall be no less than an amount sufficient to avoid coinsurance. Landlord intends, but shall not be obligated, to obtain Casualty Insurance which covers some or all of the improvements and fixtures (but not trade fixtures and personal property) installed or constructed by Tenant. Accordingly, within 30 days after the date Tenant opens the Office for business, Tenant shall submit to Landlord, a detailed written statement, signed by Tenant, enumerating such improvements and fixtures and their respective cost.

(B) Tenant shall not at any time during the term of this Lease keep or permit any Improvements or inventory in or about the Project, or do anything in or about the Project, which would increase the premium of, or nullify any of the Project's Insurance or any other insurance obtained by Landlord. Within ten days after demand by Landlord, Tenant shall pay any premium surcharge


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

or increase arising out of any act or omission of Tenant contrary to the prohibitions in the immediately preceding sentence.

ARTICLE 10. LICENSES:

10.01. TO ENTER OFFICE:

Landlord may elect to give Tenant access to the Office, prior to the date it is Ready for Occupancy, for the purpose of permitting Tenant to install and construct Tenant Improvements. In the event Tenant is given access for such purpose, Tenant shall not in any manner interfere with or impede the installation or construction of Landlord Improvements; and all of the provisions of this Lease shall be in full force and effect, provided, however, that Tenant shall not be obligated to pay Minimum Rent, Overage Rent, Dues, and Tenant's Pro Rata Share of Operating Expenses, Real Estate Taxes and Project's Insurance (collectively "MONTHLY RENT"), for any period prior to the Commencement Date.

10.02. TO ENTER COMMON AREA:

Tenant and all persons permitted in the Office by Tenant may use the accessways, sidewalks, lobby, elevators, stairs, hallways and restrooms in the Common Area ("OPEN COMMON AREA"), in common with all other persons and entities entitled to use Open Common Area; subject, however, to the provisions of this Lease and the Rules and Regulations (as such term is defined in Article 28 of this Lease). The permission granted by the immediately preceding sentence is a revocable license, granted upon the condition that any use of the Open Common Area conforms to the provisions of this Lease and the Rules and Regulations. If Tenant is an entity, then Tenant's license to use the Open Common Area is not subject to revocation unless there is a breach of the Rules and Regulations which continues after the expiration of any applicable grace period. However, if Tenant is an entity, the license of any principal, employee, agent, contractor or supplier to use the Open Common Area, is subject to revocation upon any breach of the provisions of this Lease or the Rules and Regulations affecting the Open Common Area. Despite the foregoing, Tenant shall have the following exclusive rights with respect to the elevators: (i) exclusive use of the elevators, subject to use by Landlord, its management agent, contractors and suppliers, and any rights of use conferred by the existing leases for use of the roof; (ii) to cosmetically convert one of the elevators into a freight elevator, subject to the requirements of this Lease governing Tenant Improvements, and (iii) require that all freight be transported in the freight elevator so long as one elevator is converted to use as a freight elevator and is in operation.

10.03. TO PARK VEHICLES:

Subject to the provisions of Section R.1. in the attached Rider, Tenant shall have the non-exclusive right to use 198 spaces for parking motor vehicles operated by Tenant or its employees. Landlord shall have the right but not the obligation to designate parking spaces for the exclusive use of tenants of the Project and their employees. If the Landlord makes such designation then Tenant and Tenant shall cause it's employees to park their vehicles solely in the parking spaces designated by the Landlord for the exclusive use of the Tenant and


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

its employees, or all tenants of the Project and their employees, as the case may be. Tenant, its employees and visitors shall also have the right to park their motor vehicles without additional charge, on the adjoining lot or parcel currently operated as a Holiday Inn, in the parking spaces otherwise available for guests of the Holiday Inn lot or parcel, but only if there are parking spaces available after the vehicles of all guests and employees of the Holiday Inn lot or parcel are parked.

ARTICLE 11. USE AND OPERATION OF OFFICE:

11.01. Intentionally Deleted.

11.02. COMPLIANCE WITH THE LAW, ETC.:

Tenant shall (i) comply with all Law governing the Tenant's use or occupancy of the Office; (ii) not conduct any action or permit any action or condition which would (a) violate any Law or the certificate of occupancy or any other Required Permits (as such term is defined in Section 11.03 of this Lease) covering the Office; or (b) which in the reasonable judgment of Landlord constitutes a public or private nuisance, or a trespass; or (c) materially adversely affects the business of the tenants of the Project; or (d) creates any hazardous condition in the Project; (e) violates any work order issued by any insurer or holder of any deed of trust or mortgage encumbering the Project or any part of the Project; or (f) violates any of the encumbrances against the Project. The obligations of Tenant under this Section 11.02 shall include without limitation intended, the construction and installation of any Improvements required to comply with Law or any work order issued by any insurer or holder of any deed of trust or mortgage encumbering the Project or any part of the Project, but only if required as a result of any Improvements or alterations made by Tenant, or Tenant's specific use or method of operations. Landlord represents that the Landlord has no actual current knowledge and has received no actual outstanding notice that the gross leasable floor area within the Office including but not limited to, elevators, elevator shafts, stairs, lobbies, electric systems, utility closets, plumbing, rest rooms, and hallways, violate any existing applicable Law.

11.03. REQUIRED PERMITS:

Tenant shall (i) obtain and maintain in full force and effect all licenses, permits, certificates, approvals and other authorizations (collectively "REQUIRED PERMITS") required by Law or the board of fire underwriters or other recognized fire insurance rating organization, in connection with Tenant Improvements or Tenant's use or occupancy of the Office; and (ii) prior to opening the Office for business and thereafter from time to time within ten days after a request from Landlord, deliver to Landlord evidence reasonably satisfactory to Landlord that all Required Permits have been issued and are in full force and effect.

11.04. HAZARDOUS SUBSTANCES:

(A) In the Office and Project and in the vicinity of the Office and Project, Tenant shall not: (i) cause or permit the generation, manufacture, refinement, transportation, treatment, storage, handling, installation, removal, disposal, transfer, sale, production or processing of Hazardous Substances (as such term is defined in this Section 11.04) or other dangerous or toxic


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

substances, or solid wastes; (ii) cause or permit the Release (as such term is defined in this Section 11.04) or existence of any Hazardous Substances which might affect the Project; (iii) cause or permit any substances or conditions, which may support a claim or cause of action, whether by any Government or representative thereof, or any other person, under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended ("SUPERFUND ACT"), the Resource Conservation and Recovery Act of 1976, the Toxic Substances Control Act or any other Law. For the purposes of this Lease the term "RELEASE" shall have the following meaning: (i) the definition used in the Superfund Act; and (ii) (if not included within the definition contained in the Superfund Act) the presence of any Hazardous Substance. For the purposes of this Lease the term "HAZARDOUS SUBSTANCES" shall have the following meaning: (i) the definition used in the Superfund Act; and (ii) all matter which might adversely affect health, safety or the environment and is subject to any Law regulating its Release, including without limitation intended, petroleum and related by-products, hydrocarbons, radon, asbestos, urea formaldehyde and polychlorinated biphenyl compounds ("PCB'S") Despite the provisions of this
Section 11.04, Tenant may stock and use factory packaged retail containers of products designed for office use, such as photocopy toner, cleaning fluids, and correction fluids, but only if such products are transported, treated, handled, removed, disposed, transferred, and sold in strict compliance with all Law.

(B) Landlord has no actual current knowledge that the Office contains any Hazardous Substance in violation of applicable Law. If the Office contains any Hazardous Substance on the date the Office is Ready for Occupancy, Landlord shall remove or encapsulate the Hazardous Substance in compliance with applicable Law. If the Office contains Hazardous Substances on the date the Office is Ready for Occupancy, the Outside Commencement Date shall be extended one day for each day Tenant is required to cease making Tenant Improvements, Tenant fixturing and/or Tenant stocking of the Office.

11.05. AMERICANS WITH DISABILITIES ACT:

Tenant shall comply with all applicable provisions of the Americans with Disabilities Act (42 USC Sec. 12101 et seg.) and all of the applicable regulations, rules, guidelines and technical standards promulgated pursuant to the Americans with Disabilities Act (28 CFR 36), all as amended from time to time (collectively "ADA"). Without limiting the obligation imposed by the preceding sentence, Tenant shall:

(A) Be solely responsible for the Office's compliance with all applicable provisions of the ADA, including without limitation intended, solely responsible for making any structural and non-structural changes in the Office which may be required by the ADA, except those required as a result of the Landlord Improvements which shall be the sole responsibility of the Landlord. Tenant shall ensure that there are at least three feet of space between each cubicle erected by or on behalf of Tenant;

(B) Not discriminate nor permit anyone in the Office to discriminate, directly or through policies, procedures, standards or other criteria, or through physical barriers or obstacles,


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

against any individual on the basis of disability in the full and equal enjoyment of the goods, services, facilities and privileges available in and/or through the Office; and

(C)Take such affirmative steps as may be necessary to ensure that disabled individuals are not excluded or denied goods or services or otherwise dealt with differently than individuals who are not disabled.

(D)Landlord warrants that the existing Improvements in the Office (including the elevators, stairs, hallways and rest rooms) currently comply with all applicable provisions of the Americans with Disabilities Act (42 USC Sec. 12101 et. seg.) in effect as of the date the Project was first occupied.

11.05. GENERAL CONDUCT:

Tenant shall use and occupy the Office carefully, and conduct its business in a manner consistent with the operation of a first class commercial office Project. Tenant shall treat all customers politely, and promptly and fully address all legitimate complaints of customers in an appropriate fashion. Tenant shall not permit the use of the Office for solicitations, demonstrations, sales or promotions by persons other than Tenant (and any other persons or entities consented to by Landlord in writing). Tenant shall not conduct or permit any retail, catalog, auction, fire, bankruptcy, distress, liquidation, going-out-of-business, close-out or similar sales in or about the Office.

11.06. BUSINESS HOURS:

Tenant shall keep the entire Office open for business, adequately furnished, equipped and staffed from the Commencement Date through the Termination Date, Monday through Friday excepting any federal, State or religious holidays observed by the Tenant or its principals, at least from 10:00 A.M. through 4:00 P.M. Landlord shall have the right to adopt Rules and Regulations which limit access to and from the Project by requiring among other things, that any or all individuals entering and leaving the Project: (i) sign in and out;
(ii) provide photo identification; and/or (iii) provide written evidence of their authorization from the Landlord or tenants of the Project to enter or leave the Project and/or remove property from the Project.

ARTICLE 12. UTILITIES

12.01. GENERALLY. Landlord shall install all Improvements which are required outside the Office and inside the Project, to supply the Utilities, if any, which Landlord is specifically obligated to furnish pursuant to the provisions of Exhibit "E" of this Lease. Except as otherwise provided in Exhibit "E" of this Lease, Tenant shall install all Improvements which are required in the Office to supply all Utilities required or desired for the operation of its business. Tenant shall pay all deposits, assessments and charges for meters, sub-meters, delivery and the provision of all Utilities servicing the Office, except electricity and any water or sewer service provided to the Office by Landlord.

12.02. LANDLORD CONTROLS SELECTION. Landlord has advised Tenant that at present time Puget Sound Energy ("ELECTRIC SERVICE PROVIDER") is the utility


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company selected by Landlord to provide electricity service for the Project.
Despite the preceding sentence, if permitted by Law, Landlord shall have the right at any time, and from time to time during the Lease term, to either contract for service from a different company or companies providing electricity service (each such company is referred to as an "ALTERNATIVE SERVICE PROVIDER") or continue to contract for service from the Electric Service Provider.

12.03. TENANT SHALL GIVE LANDLORD ACCESS. Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the Project's electric lines, feeders, risers, wiring, and any other machinery within the Office.

12.04. LANDLORD NOT RESPONSIBLE FOR INTERRUPTION OF SERVICE. In the absence of Landlord's negligence Landlord shall not be liable or responsible for any loss, damage, or expense Tenant may sustain or incur by reason of any change, failure, interference, disruption or defect in the supply or character of the electric energy supplied by the Electric Service Provider or any Alternate Service Provider, or if electric energy is no longer available or suitable for Tenant's requirements.

12.05. REFUSE. Landlord shall have the right to either (i) impose a uniform system of refuse, trash, rubbish, garbage and waste (collectively "REFUSE") removal for the Project, in which case Tenant shall comply with all Rules and Regulations adopted by Landlord to implement and maintain such system, including without limitation intended, removal of Refuse from the Office; and/or
(ii) arrange for Refuse removal by an independent contractor. In either or both events, the Pro Rata Share of the costs shall be borne by Tenant as part of the Operating Costs.

ARTICLE 13. MAINTENANCE AND REPAIR:

13.01. LANDLORD MAINTENANCE AND REPAIR:

Landlord shall keep in good condition and repair the roof, foundation, concrete floor slab, suspended ceiling, exterior doors, windows, interior doors and walls installed by Landlord, demising and exterior walls (except their interior surface), elevators and Utility systems (including HVAC, electrical, plumbing and life safety) to the extent not installed or affected by any Improvements or alterations made by the Tenant; and provide janitorial services at the same or greater level of service as the Landlord has customarily provided to tenants of the Building; provided, however, that Landlord shall have no obligation to repair any damage: (i) caused by the acts or negligence of Tenant or any person permitted in the Office by Tenant; (ii) to any Improvements installed or constructed by Tenant; (iii) to any glass or plate glass installed by Tenant;
(iv) to any fixtures installed by Tenant; or (v) to any equipment installed by Tenant. Landlord shall have no duty to inspect the Office. Tenant shall give Landlord prompt notice of any condition which might require repair by Landlord. Landlord shall have no liability, whatsoever, unless (i) the loss or damage is not the subject of: (a) a Waiver of Subrogation, or (b) any property or business interruption insurance Tenant may maintain; (ii) Tenant gives


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Landlord prompt notice of the condition which requires repair by Landlord; and
(iii) Landlord fails to perform the required repair before the expiration of the applicable grace period.

13.02. TENANT MAINTENANCE AND REPAIR:

(A) Tenant shall not commit waste, and shall not damage nor permit any other person to damage the Office, the improvements in the Office and all other property of every nature whatsoever, in or about the Office, including without limitation intended, the windows, glass, doors, walls and Utility components. Tenant shall maintain in good condition and repair all portions of the Office which the Landlord is not required to keep in good condition and repair, (including interior walls, interior doors, fixtures and equipment installed by Tenant; the interior surface of demising and exterior walls, the Tenant's Signs; trade fixtures and floor coverings).

(B) Tenant shall keep the Office free from Refuse (except in appropriate Refuse containers), stains, and objectionable odors. Tenant shall not block or impede access on to or from, any sidewalk, accessway or other Common Area. Tenant shall not use or permit the use of any Common Area for any storage, promotional, distribution or sales purpose, or place or leave any property on the Common Area.

ARTICLE 14. ASSIGNMENTS, SUBLETS, CONCESSIONS AND LICENSES:

14.01. Without the written consent of Landlord, which shall not be unreasonably withheld, Tenant shall not cause or permit any assignment of this Lease or any interest in this Lease (even to another tenant under this Lease), or mortgage, pledge, hypothecate or otherwise encumber this Lease or any interest in this Lease, or the occupancy of the Office or any part thereof by any person other than Tenant, or sublet the Office or any part thereof, or grant any concession or license to use the Office or any part thereof (collectively "LEASE TRANSFER") Lease Transfer shall include any Lease Transfer, whether direct or indirect, voluntary or involuntary, including without limitation intended, by transfer of a majority or controlling interest in an entity, merger, consolidation, dissolution or liquidation of an entity or death, divorce or separation of an individual. Any Lease Transfer effected without the written consent of Landlord shall be void and of no force or effect whatsoever. Landlord shall not be deemed to have unreasonably withheld its consent if Landlord in good faith and for a commercially reasonable reason from a commercial office building landlord's perspective, refuses to grant Landlord's consent. In its determination whether to consent or withhold consent to a Lease Transfer, Landlord shall have the right to consider among other things: (i) the business background and relevant commercial, managerial, and financial experience of the transferee or its principals; (ii) the creditworthiness of the transferee; (iii) the financial resources and net worth of the transferee; (iv) the nature, character and quality of the transferee's business; (v) the effect of the transferee's business on the tenant mix in the Project and the operation of the Project, including by way of example only, the parking of vehicles and the use of the elevators. The requirement for obtaining Landlord's consent to a Lease Transfer shall continue to exist for all subsequent Lease Transfers regardless of the number or nature of consents given to previous Lease Transfer(s).


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14.02. Any request for the consent of Landlord to a Lease Transfer shall be accompanied by a detailed financial statement of the proposed transferee, a written statement of the name and addresses of the proposed transferee, a written authorization from the proposed transferee for the procurement of any credit reports Landlord may deem appropriate, and a non-refundable $500.00 fee (paid by certified or cashier's check) to cover the administrative, credit report and legal costs paid or incurred in connection with the request. In addition, Tenant shall furnish Landlord with any other information and documents Landlord may request.

14.03. In the event the proposed Lease Transfer provides for any consideration from the transferee which is in excess of the Rent (or the portion of the Rent fairly attributable to the portion of the Office in the case of a sublet, concession or license), 50.00 percent of the profits collected as a result of the Lease Transfer (including any profit arising from any sublet, concession or license affecting less than the entire Office) shall belong to and be paid to Landlord immediately. By way of example only, if Tenant were paying Rent at the rate of $25.00 per square foot of gross leasable area and sublet 500 feet without brokerage commission, improvement allowance or other expense, at a rate equal to $30.00 per square foot, Landlord would be entitled to $1,250.00 over the course of the first year of the term of the sublease.

14.04. No Lease Transfer shall operate to relieve any Tenant, or any previous Tenant, or any person or entity ("GUARANTOR") who signs a guaranty of the fulfillment of the obligations of Tenant under this Lease, of its obligations under this Lease or its guaranty, as the case may be, regardless of the number of Lease Transfers and the nature of any modification, extension, renewal or termination of this Lease whatsoever. In the event of a Lease Transfer, all of the provisions of this Lease shall be binding upon the transferee.

14.05. In the event of a Lease Transfer without the written consent of Landlord, Landlord may nevertheless collect the Rent from the transferee, and the collection of such Rent shall not be deemed an acceptance of the transferee or a consent to the Lease Transfer, nor a waiver of any of the provisions of this Article.

14.06. This Lease, Landlord's interest in this Lease and the Rent, may be freely assigned and/or mortgaged, pledged, hypothecated or otherwise encumbered by Landlord.

14.07. Despite the provisions of Paragraph 14.01 above, so long as the Tenant leasing and occupying the Office is a Credit Tenant, Tenant shall have the right to effect the following Lease Transfers without Landlord's consent, but only upon prior notice to Landlord accompanied by a copy of any assignment, sublease or other agreement which transfers Tenant's interest in this Lease, if any: (i) make a public offering of stock in Tenant; (ii) a private offering of stock in Tenant, the primary purpose of which is to raise additional capital, provided Tenant is a Credit Tenant which has a tangible net worth determined in accordance with generally accepted accounting principles consistently applied, which in Landlord's reasonable judgment is sufficient to successfully operate all of Tenant's operations, and comply with all of Tenant's obligations under this Lease ("ADEQUATE NET WORTH");
(iii) transfer of stock in Tenant among the existing

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shareholders of Tenant or to Tenant, or the issuance of stock in Tenant to key employees of Tenant; (iv) transfer of this Lease to a corporation or other entity which either owns a controlling interest in Tenant, is owned by Tenant or is under common ownership with Tenant, provided such transferee is a Credit Tenant with an Adequate Net Worth; (v) sale and/or other transfer of less than 50% of the common stock of Tenant cumulatively, provided either management of Tenant does not change or Tenant is a Credit Tenant; (vi) sale (whether structured as a stock sale or an asset sale) of Tenant or Tenant's operations in the geographic region in which the Project is located (by way of example only, the Northwest, Northeast, or Middle Atlantic); provided the purchaser is a Credit Tenant with an Adequate Net Worth; (vii) merger or consolidation of Tenant; provided the surviving entity is a Credit Tenant with an Adequate Net Worth; or (viii) mere change in the State of incorporation or organization (by way of example only, a California corporation becomes a Delaware corporation).

14.08. The use of the Office authorized by this Lease shall not change by virtue of any Lease Transfer. Without implying any limitation on Landlord's discretion to refuse to consent to a Lease Transfer, Landlord shall always have the right to refuse to consent to any Lease Transfer which provides for or contemplates any change or proposed change in the use of the Office authorized by this Lease.

ARTICLE 15. CASUALTY:

15.01. In the event that all or any part of the Office is damaged or destroyed by fire or other casualty ("CASUALTY"), this Lease shall remain in full force and effect; provided, however, that in the event the damage or destruction is so extensive as to amount to a Total Loss (as such term is defined below) of the Office or the Project, this Lease shall terminate as of the date of the Casualty. In the event this Lease is not terminated pursuant to the provisions of the immediately preceding sentence, Landlord shall repair or restore the Office provided: (i) the entire cost of repair and restoration is paid out of the proceeds of the Project's Insurance; (ii) the holders of any mortgages, deeds of trust, ground and master leases encumbering the Project, consent to the application of the proceeds of the Project's Insurance to the cost of repair and restoration; (iii) the damage or destruction does not result in the termination of any underlying or ground lease; (iv) the damage or destruction was not caused, by any intentional tort, or violation of Law on the part of Tenant or any person permitted in the Office by Tenant; (v) there are at least three years remaining in the term of this Lease or any renewal term then in effect; and
(vi) within 30 days after the date of the damage or destruction, Landlord gives Tenant notice of Landlord's intention to repair or restore. In the event Landlord does not give the notice provided for in the immediately preceding clause (vi), Tenant or Landlord may terminate this Lease as of the date of the damage or destruction by notice given within 120 days after the date of the damage or destruction. In the event Landlord elects to repair or restore the Office subject to and in accordance with clauses (i) through (vi) of this
Section 15.01, Landlord shall commence and prosecute the completion of such repair or restoration with reasonable diligence, taking into account the amount of time which may be required to effect a settlement with or otherwise collect the insurance proceeds from the insurer(s). In the event this Lease is not terminated as a result of the damage or destruction and Landlord is


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obligated to repair or restore the Office, Tenant shall reinstall and reconstruct Tenant Improvements within 45 days after the date Landlord gives Tenant notice that the Office is Ready for Occupancy, and reopen the Office for business, adequately furnished, equipped and staffed, within 60 days after the date Landlord gives Tenant notice that the Office is Ready for Occupancy. "TOTAL LOSS" shall mean damage or destruction which is not reasonably susceptible of being fully repaired or restored for an amount of money less than 75.00 percent of the actual cost of replacement of the Office or Project as the case may be.

15.02. Intentionally Deleted.

15.03. In the event the Office or Project is damaged so substantially that Tenant cannot conduct its business, then the Monthly Rent shall abate from the date that the business is discontinued. In the event that only part of the Office is damaged so substantially that Tenant cannot conduct its business in such portion of the Office, the Monthly Rent shall be abated, by an amount determined by multiplying the Monthly Rent by a fraction, the numerator of which is the square footage of the gross leasable floor area in the Office which is damaged so substantially, and the denominator of which is the square footage of the gross leasable floor area in the Office. In the event Landlord is required to repair or restore the Office, such abatement of Monthly Rent shall continue until 45 days after the date Landlord gives Tenant notice that the Office is Ready for Occupancy. In the event Landlord is not required to repair or restore the Office, such abatement of Monthly Rent shall continue until the earlier of the following dates, (i) the date Tenant reopens the Office for business; or
(ii) 45 days after the date of the damage. Despite any other provision of this Lease to the contrary, in no event shall the Monthly Rent be abated for a period in excess of one year.

ARTICLE 16. CONDEMNATION:

16.01. In the event of a condemnation or other lawful taking (including without limitation intended, by purchase or dedication) for any public or quasi-public purpose (collectively "CONDEMNATION") of the entire Project or Office, this Lease shall terminate as of the date possession vests in a grantee ("VESTING") as a result of the Condemnation. In the event of a Condemnation of less than the entire Project or Office, which destroys the usefulness of the Office for the purpose it was leased, either Landlord or Tenant may elect to terminate this Lease as of the date of the Vesting, by notice given within 30 days after the date of the Vesting.

16.02. In the event of the Condemnation of the entire Common Area, this Lease shall terminate as of the date of the Vesting. No Condemnation of parking spaces shall give Tenant any right to terminate this Lease or obtain any abatement of Rent, provided the number of parking spaces remaining after the date of the Vesting is equal to or in excess of the minimum number required by Law; or within a reasonable time after the date of the Vesting, Landlord provides substitute parking spaces which together with the remaining parking spaces, is equal to, or in excess of the minimum number required by Law.

16.03. Intentionally Deleted.


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

16.04. In the event of a Condemnation which does not result in the termination of this Lease pursuant to Paragraphs 16.01, 16.02 or 16.03 above, Landlord shall repair or restore the Office to the extent practicable, provided: (i) the entire cost of repair and restoration is paid out of the Condemnation award; (ii) the holders of any mortgages, deeds of trust, ground and master leases encumbering the Project, consent to the application of the Condemnation award to the cost of repair and restoration; (iii) the Condemnation does not result in the termination of any underlying or ground lease; (iv) there are at least 3 years remaining in the term of this Lease or any renewal term then in effect; (v) within 90 days after the date of the Vesting, Landlord gives Tenant notice of Landlord's intention to repair or restore the Office. In the event Landlord does not give the notice provided for in the immediately preceding clause (v), Tenant or Landlord may terminate this Lease as of the date of the Vesting, by notice given within 120 days after the date of the Vesting. In the event Landlord elects to repair or restore the Office, Landlord shall commence and prosecute the completion of such repair or restoration with reasonable diligence, taking into account the amount of time which may be required to effect a settlement with, or otherwise collect the Condemnation award from the Condemnation authority. In the event this Lease is not terminated as a result of a Condemnation, Tenant shall reinstall and reconstruct Tenant Improvements within 45 days after the date Landlord gives Tenant notice that the Office is Ready for Occupancy, and reopen the Office for business, adequately furnished, equipped and staffed within 60 days after the date Landlord gives Tenant notice that the Office is Ready for Occupancy.

16.05. In the event of any Condemnation, whether or not this Lease is terminated, the entire award from the Condemnation shall belong solely to Landlord, without any deduction for the leasehold estate of Tenant. Tenant hereby irrevocably assigns any and all eight title and interest it might otherwise have in and to any Condemnation award to Landlord. Nevertheless, Tenant shall have the right to recover from the Condemnation authority, damages to Tenants business and the expenses and loss incurred in removing Tenants trade fixtures inventory and other personal property.

16.06. Despite any other provision of this Lease to the contrary in the event of a Condemnation for a period not in excess of six months, this Lease shall continue in full force and effect; provided, however, that the Monthly Rent shall be equitably abated during the period of the Condemnation.

16.07. In the event of a Condemnation of only part of the Office, the Monthly Rent shall be abated as of the date of the Vesting, by an amount determined by multiplying the respective Rent by a fraction, the numerator of which is the square footage of the gross leasable floor area in the Office which is taken in Condemnation, and the denominator of which is the square footage of the gross leasable floor area in the Office.

ARTICLE 17. ESTOPPEL CERTIFICATES:

17.01. EXECUTION: Within 20 days after demand by Landlord, Tenant shall complete, execute, acknowledge and deliver to Landlord or its designee, a certificate ("ESTOPPEL CERTIFICATE") representing that: (i) this Lease is unmodified (or stating the modifications); (ii)


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this Lease is in full force and effect (iii) there are no defenses or offsets to the performance of the obligations of Tenant under this Lease (or stating those claimed by Tenant); (iv) the date to which Rents have been paid in advance; (v) the amount and balance of the Security Deposit, if any; (vi) there is no breach of Landlord's obligations under this Lease and no event or circumstance which with the passage of time and/or the giving of notice would constitute a default on the part of Landlord (or stating the breaches and defaults claimed by Tenant); (vii) there is no breach of Tenant's obligations under this Lease and no event or circumstance which with the passage of time and/or the giving of notice would constitute a Default on the part of Tenant (or stating those in breach or Default); and (viii) such other information as Landlord or its designee may reasonably require. Any purchaser, lessee, lender or other person or entity to whom an Estoppel Certificate is delivered, shall be entitled to rely upon the contents, regardless of the name of the addressee, if any.

17.02. CONCLUSIVE PRESUMPTION: In the event Tenant fails to complete, sign, acknowledge or deliver any Estoppel Certificate, within 20 days after a demand by Landlord; then the person or entity on whose behalf the Estoppel Certificate was requested shall be entitled to conclusively presume, that (i) this Lease is unmodified; (ii) this Lease is in full force and effect; (iii) that there are no defenses or offsets to the performance of the obligations of Tenant under this Lease; (iv) Rents have not been paid more than one month in advance; (v) there is no Security Deposit; (vi) there are no outstanding notices of a default by Landlord in the performance of any of its obligations under this Lease; and
(vii) there is no breach and no default on the part of Landlord in the performance of any of its obligations under this Lease (and if Landlord is in breach or default, that Tenant has irrevocably waived its right to require performance of such obligation).

ARTICLE 18. SECURITY DEPOSIT:

18.01. PAYMENT: Prior to the Commencement Date, the Tenant shall deposit with the Landlord, $172,108.66 ("SECURITY DEPOSIT"), as security for the fulfillment of all of the obligations of the Tenant under this Lease. The Security Deposit shall not be assigned, transferred, pledged, hypothecated or otherwise encumbered by the Tenant. The Landlord shall not be obligated to pay any interest on the Security Deposit unless required by valid Law, and may commingle the Security Deposit with any other security deposits made by any other tenants at the Center.

2. REPLENISHMENT/REFUND: In the event the Tenant fails to perform any of its obligations under this Lease at the time and in the manner provided for in this Lease, the Landlord may after ten days notice to Tenant, apply, all or part of the Security Deposit to compensate the Landlord for all or part of the damages incurred by the Landlord as a result of such default by the tenant In such event, within ten days after demand by the Landlord, the Tenant shall make such additional deposit of money as may be required to replenish the Security Deposit to the amount set forth in the first sentence of Section 18.01 of this Lease. In the event the Tenant has fulfilled all of its obligations under this Lease, no later than 30 days after the Termination Date the Security Deposit shall be remitted to the Tenant.


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3. EXCLUSION FROM LIABILITY FOR REFUND: In the event the Landlord sells or assigns its interest in this Lease, the Landlord shall automatically be released from all liability for the Security Deposit, upon the delivery or assignment of the Security Deposit to the purchaser or assignee.

ARTICLE 19. SUBORDINATION:

19.01. AUTOMATIC SUBORDINATION: This Lease is subject and subordinate to all ground or underlying leases, and all deeds of trust, mortgages and security agreements which may now or later encumber the Office or the Project, any part thereof, or interest therein, and all modifications, extensions, renewals, consolidations and replacements thereof, regardless of the dates of such instruments. The provisions of the immediately preceding sentence shall be self-operative and no further instrument of subordination shall be required. Nevertheless, within 20 days after demand by Landlord, Tenant shall sign, acknowledge and deliver any instrument of subordination Landlord or its designee may reasonably require.

19.02. NON-DISTURBANCE AGREEMENTS WITH EXISTING LENDERS: The Landlord shall make reasonable efforts to obtain within 30 days after the date of full execution of this Lease, a non-disturbance and attornment agreement between Tenant and the holders (collectively "LENDER") of any mortgages or deeds of trust encumbering Landlord's estate, in which the Lenders agree that despite any default by Landlord in the fulfillment of its obligations under the respective mortgage or deed of trust loan documents, and any foreclosure of the respective mortgage or deed of trust or other action or proceeding, judicial or non-judicial, so long as Tenant performs all of its obligations under this Lease, Tenant's use and occupancy of the Office shall not be disturbed. In such non-disturbance and attornment agreement, Tenant shall: (i) agree to attorn to the Lenders and their successors and assigns if the mortgage or deed of trust is foreclosed or the Lenders or their successors and assigns otherwise succeed to the estate of Landlord, and (ii) acknowledge that this Lease is subject and subordinate to the respective mortgage or deed of trust. Tenant shall pay to Landlord within 15 days after demand, all fees, costs and expenses payable to the Lenders by Landlord in connection with requests for non-disturbance agreements.

19.03. NON-DISTURBANCE AGREEMENTS WITH SUBSEQUENT LENDERS: With respect to any deed of trust or mortgage which does not now encumber the Project, the automatic subordination of this Lease is conditioned on the existence of a written agreement or undertaking however and wherever expressed, on the part of the respective Lender, not to disturb Tenant's possession of the Office and use of the Open Common Areas, so long as the term of this Lease has not expired or terminated and Tenant is not in Default. Tenant shall attorn to the Lenders and their successors in interest.

19.04. LIMITATIONS AND WAIVERS: Under no circumstances shall a Lender be liable for or bound by any of the following:

(A) Any right of the Tenant to any offset, defense (except actual and complete fulfillment of the


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Tenant's obligations under this Lease), claim, counterclaim, cross-claim, abatement, deduction, or reduction (collectively "OFFSET") of any of the Tenant's obligations under this Lease including the Tenant's obligation to pay any Rent, arising out of any breach of the obligations of the Landlord under the Lease or any applicable law prior to the date the Lender acquired title to the Project.

(B) Any payment of Rent made to or for the account of the Landlord which is made more than 30 days before the date the payment of Rent was due, which relate to a period of time after the date the Lender acquires title to the Project.

(C) Any obligation to pay to Tenant any money owed to the Tenant by any Landlord other than the Lender, including without limitation intended, any obligation to pay Tenant any money for any overcharges collected by any prior Landlord.

(D) Any modification or amendment of this Lease or any waiver of any provision of this Lease, unless the Lender expressly consented in writing.

(E) Any agreed-to or negotiated surrender, cancellation or termination of the Lease, in whole or in part, unless either (i) effected solely by the Tenant pursuant to an express provision of this Lease; or (ii) the Lender expressly consented in writing.

(F) Any obligation on the part of the Landlord to construct or install any Improvements or make any alterations.

ARTICLE 20. LANDLORD DEFAULTS/NOTICES TO LENDERS:

If the Project or any part thereof, is encumbered by any deed of trust or mortgage, and the Rent or this Lease is assigned to the Lender, Tenant shall not terminate this Lease on account of any Default by Landlord, unless. and until:
(i) Tenant gives the Lender written notice of specifying Default; (ii) a reasonable time elapses after the expiration of the Landlord's grace period, for the cure of the breach giving rise to such default by such Lender; and (iii) such default is not cured within such time.

ARTICLE 21. ACCESS BY LANDLORD AND OTHERS:

21.01. Landlord shall have the right, but not the obligation, to enter and remain in the Office, on five days prior notice, at all reasonable hours and from time to time: (i) to permit Landlord and its designees to inspect the Office; (ii) to perform maintenance, make repairs, restorations or Improvements to the Office or the Project; (iii) to comply with Law; (iv) to show the Office for sale, lease (during the 12 months immediately prior to the Termination Date on one day prior notice) or financing purposes; (v) upon the request of any trustee, receiver, sheriff, marshal, or court officer purporting to be entitled to take possession of the Office or any of its contents; and (vi) upon the request of any fireman, police officer, building inspector, health inspector or other Government official, purporting to require access for any legitimate purpose. Despite the preceding sentence, Landlord shall have the right to enter the Office at any time, without any


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notice, in the case of any actual or apparent emergency of any nature whatsoever. In the event Tenant is not present in the Office when there is an actual or apparent emergency, Landlord is entitled to use a master key and/or break and enter into the Office without liability to Tenant. To ensure Landlord will be able to enter the Office, Tenant shall not change or install any lock or alarm without contemporaneously furnishing Landlord or its designee with the keys, combinations and other devices required to open such lock and disarm such alarm.

21.02. Landlord's right to enter and remain in the Office, and/or to perform any maintenance, repairs, replacements or work, shall not be deemed to: (i) impose any obligation on Landlord to do so; (ii) subject Landlord to any liability to Tenant or any third person based on Landlord's failure or refusal to do so; and
(iii) relieve or release Tenant from any obligation to indemnify Landlord as provided for in this Lease.

ARTICLE 22. BANKRUPTCY:

22.01. In the event (i) any action or proceeding is commenced by or against Tenant or any Guarantor, pursuant to any bankruptcy, insolvency, reorganization or arrangement Law; or (ii) any action or proceeding is commenced for the appointment of a receiver, trustee or similar official of all or part of the property of Tenant, or any Guarantor; or (iii) Tenant or any Guarantor makes an assignment for the benefit of creditors (collectively "BANKRUPTCY"); and

(A) In the event the Bankruptcy is an action or proceeding commenced by a third party, without the consent or connivance of Tenant, and the Bankruptcy is not terminated, discharged or dismissed within 30 days after commencement; Landlord may elect to terminate this Lease; or

(B) In the event the Bankruptcy is an action or proceeding commenced by Tenant, or a third party with the consent or connivance of Tenant, Landlord may elect to terminate this Lease.

22.02. In the event Tenant or any Guarantor is insolvent as defined by any Law; or any Guarantor terminates, rejects or otherwise disclaims liability under any guaranty of this Lease; then in any of the preceding circumstances the Landlord may elect to terminate this Lease.

22.03. In the event the provisions of this Article of the Lease contravene the Bankruptcy Law, the following provisions shall automatically become effective:

(A) Any and all moneys and other consideration payable or otherwise to be delivered in connection with any Lease Transfer shall be paid or delivered to Landlord and shall belong solely to Landlord, and not constitute property of (i) Tenant or any Guarantor; or (ii) the estate of Tenant or any Guarantor within the meaning of the Bankruptcy Law. In the event any such moneys or other consideration cannot be paid or delivered to Landlord immediately, it shall be held in trust for the benefit of Landlord, and be paid or delivered to Landlord as soon as possible.

(B) Any person or entity to whom this Lease is assigned shall automatically be deemed to have assumed the obligations of Tenant under this Lease, which accrue under this Lease on and


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

after the date of such assignment, and no act on the part of Tenant, its assignee or any other person or entity shall operate to relieve the assignee of such obligations.

22.04. All Rent shall constitute rent for the purposes of Bankruptcy Code
Section 502(b)(6), 11 U.S.C. Section 502 (b)(6)

ARTICLE 23. TENANT'S DEFAULT:

23.01. The following events or circumstances shall constitute a default ("DEFAULT") in the fulfillment of Tenant's obligations under this Lease:

(A) Tenant shall: (i) breach its obligation to pay any Rent and such breach shall continue for ten days after the date Landlord gives Tenant notice payment is past due; or (ii) breach its obligation to maintain any insurance required by this Lease; or (iii) submit any report or other written statement to Landlord or its designee, which shall contain a willfully false statement; or (iv) abandon the Office or fail to keep the Office open for business, fully stocked, fixtured and staffed for a period in excess of ten succeeding days for any reason except Force Majeure (as such term is defined in Article 37 of this Lease), or ongoing diligently pursued alterations authorized by this Lease or consented to by Landlord; or (v) fail to perform any of its other obligations under this Lease and such breach shall continue for 30 days after the date Landlord gives Tenant notice performance is past due; provided, however, that if the breach is not reasonably susceptible of being cured within such 30 day period, Tenant gives Landlord notice specifying the Force Majeure within such 30 day period, and Tenant promptly commences the cure and diligently prosecutes the cure to completion, then such 30 day period shall automatically be extended for such period of time as may reasonably be required to cure the breach; provided, however, that in all circumstances the 30 day period shall not be extended to last longer than 90 days.

(B) Any Guarantor shall default in the performance of any of its obligations under a guaranty of this Lease; or

(C) If any person or entity shall attempt to levy or execute upon this Lease or the Office or any property in the Office, under any writ, order, judgment or other process of Law; or

(D) If any Bankruptcy occurs and Landlord's right to terminate this Lease as a result of such Bankruptcy has accrued.

23.02. If any Default occurs, then Landlord may either (i) give Tenant ten days notice to quit and surrender the Office, as a result of the Default, and upon the expiration of such ten day period, (a) tenants rights under this Lease shall expire, and (b) Tenant shall immediately quit and surrender the Office to Landlord; or (ii) give Tenant ten days notice of the Default and Landlord's intention to terminate this Lease, and upon the expiration of such ten day period, (a) Tenant shall immediately quit and surrender the Office to Landlord, and (g) this Lease shall be terminated.


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23.03. Despite the termination of this Lease and/or the expiration of Tenant's rights under this Lease, Tenant shall remain liable for the fulfillment of all of its obligations under this Lease, including without limitation intended, its obligations to pay Rent; subject, however, to reduction to a lesser sum of money as provided in Article 24 of this Lease.

ARTICLE 24. RIGHT TO REENTER AND RE-LET:

24.01. In the event Tenant is obligated to quit and surrender the Office to Landlord pursuant to Article 23 of this Lease, or this Lease is terminated, Landlord shall have the right to re-enter and repossess the Office, and remove all persons and property in the Office, by any summary or plenary action or proceeding, without any liability whatsoever. Landlord may at the expense of Tenant, Office, sell or discard any property in the Office, without any liability to Tenant whatsoever. The word "re-enter" shall be broadly construed and shall not have its technical legal meaning. Tenant waives any right it may have at Law, to notice of Landlord's intention to enter. No re-entry or repossession of the Office by Landlord, shall operate to terminate the Lease, unless Landlord gives explicit notice of termination (which notice may be given before or after re-entry and repossession); or constitute an acceptance by Landlord of a surrender, unless Landlord gives explicit notice of its acceptance.

24.02. Despite re-entry and repossession by Landlord after a Default, Tenant shall remain liable for the performance of all of its obligations under this Lease, including without limitation intended, its obligations to pay Rent. All costs and expenses incurred by Landlord in reentering, repossessing and re-letting the Office, and moving, storing, selling or discarding the property in the Office, including without limitation intended, Litigation Expenses; moving expenses; brokerage, warehouse and sales fees; and the costs of repairing all damage to the Office caused by the Tenant and neither covered nor required to be covered by the Project's Insurance, and making it ready for occupancy by another tenant; shall be paid to Landlord by Tenant within ten days after demand by Landlord.

24.03. In the event Landlord re-enters and repossesses the Office without terminating this Lease, Landlord may nevertheless make such alterations and refurbish the Office to the extent that Landlord reasonably deems appropriate, and re-let the Office or any part of the Office, on such terms as Landlord may reasonably deem appropriate. The rents received by Landlord from any such re-letting (without termination of this Lease) shall be applied: first, to the payment of all Rent due, which represents costs and expenses incurred by Landlord, second, to payment of all other Rent due and unpaid; and third, any rent remaining shall be held by Landlord to be applied to the Rent which becomes due in the future under this Lease. If the rents from such re-letting are insufficient to pay the Rent due under this Lease as the Rent becomes due, Tenant shall pay the deficiency to Landlord or its designee, on or before the first day of each calendar month for which there will be a deficiency.

24.04. Landlord shall have no obligation to re-enter or re-let the Office, or otherwise mitigate damages unless tenant and all other occupants have vacated the Office and Tenant has given landlord notice specifying tenant has permanently abandoned the Office. Landlord's obligation to mitigate damages shall be qualified as follows:


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(A) Landlord shall not be obligated to make any effort to mitigate damages except to the extent the effort would be commercially reasonable for a landlord in circumstances similar to the Landlord;

(B) Landlord shall have no obligation to pay for any renovations, repairs or alterations requested by any prospective tenant;

(C) Landlord shall have no obligation to lease the Office at less than fair market rent and additional rent;

(D) Landlord shall have no obligation to lease the Office if Landlord has other suitable space for lease or Landlord expects the Landlord will have other suitable space for lease in the following three months;

(E) Landlord shall have no obligation to lease the Office if the prospective tenant or the lease acceptable to the proposed tenant is not reasonably satisfactory to the landlord in every material respect, including the business background and creditworthiness of the tenant, the compatibility of the replacement tenant and its use with the other tenants in the Project and the other tenants' uses and lease provisions;

(F) Landlord shall have no obligation to seek a replacement tenant by any means the landlord does not generally employ for leasing vacant space in the Project.

24.05. In the event this Lease is terminated by Landlord after a Default, Tenant shall within ten days after demand by Landlord, pay to Landlord as liquidated damages, all the Rent required to be paid pursuant to Article 8 of this Lease, from the Termination Date through the latest date the term of this Lease would have otherwise expired, less any amount of money which Tenant proves is the fair market rent and additional rent for the Office in the condition the Tenant left it in, with the resulting figure discounted to present value at the rate of interest payable on unpaid money judgments in the State in which the Project is located. The amount of Rent due during each Lease Year or partial Lease Year after the Termination Date, shall be equal to (or prorated based upon) the mean average Rent for the preceding three Lease Years (or such lesser number of Lease Years [or calendar months] which may have run during the term of this Lease).

ARTICLE 25. WAIVER BY TENANT:

25.01. Tenant hereby waives any right it may have at Law to redeem this Lease or its interest in this Lease after a Default.

25.02. Tenant hereby waives any homestead rights or exemptions it may have, which might exempt any property of Tenant from a levy or execution, to satisfy any outstanding obligations of Tenant under this Lease.


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

ARTICLE 26. NO WAIVER BY LANDLORD:

26.01. No act or omission on the part of Landlord shall constitute a waiver of any right of Landlord or relieve Tenant from the performance of any obligation under this Lease, unless Landlord expressly grants a waiver in a writing signed by Landlord. No waiver of any right or obligation on any one or more occasions shall constitute a waiver with respect to any other occasions.

26.02. No acceptance of money by Landlord in an amount less than the amount of Rent due shall constitute an acceptance of such lesser amount in full payment. It shall merely constitute a payment on account of the amount of Rent due, not an accord and satisfaction, regardless of any endorsement or limitation on any check or other document Acceptance of payment of Rent on account, shall be without prejudice to the exercise of any other rights or remedies Landlord may have.

ARTICLE 27. ATTORNMENT:

Unless and until Landlord, or the holder of a mortgage or deed of trust or the landlord under any ground or underlying lease encumbering the Office or Project, shall elect to terminate this Lease, this Lease shall remain in full force and effect, despite the fact that: (i) any mortgage or deed of trust encumbering the Office or Project is foreclosed or the Office or Project or any part of the Project is sold under a power of sale; or (ii) any deed is given in lieu of the foreclosure of any such mortgage or deed of trust; or (iii) any ground or underlying lease to which this Lease is subordinated, is terminated; or (iv) any action or proceeding is commenced by Landlord, or any holder of a deed of trust or mortgage or the landlord under any ground or other underlying lease encumbering the Office or Project. Tenant shall attorn to Landlord, or its successor (including without limitation intended, any purchaser of the Office or Project at foreclosure), or any holder of any mortgage or deed of trust, or any landlord under any ground or other underlying lease encumbering the Office or Project.

ARTICLE 28. RULES AND REGULATIONS:

Tenant shall comply with all reasonable rules and regulations ("RULES AND REGULATIONS") adopted, amended and repealed, by Landlord, at any time and from time to time, for the use, operation and occupancy of the Project, including without limitation intended, the Open Common Area and the Office. A copy of the Rules and Regulations in effect on the date this Lease was delivered to Tenant is annexed as EXHIBIT "F" to this Lease. Any act or omission by Tenant, in breach of the Rules and Regulations shall constitute a breach by Tenant in the performance of its obligations under this Lease. Landlord shall give Tenant notice of the adoption of any new Rules and Regulations, or the modification or repeal of any existing Rules and Regulations, and any such adoption, modification or repeal shall be binding upon Tenant as if incorporated in this Lease by reference, ten days after notice thereof is given to Tenant.

ARTICLE 29. CONTROL OF COMMON AREA:


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

The Common Area shall at all times be subject to the exclusive control and management of Landlord, including without limitation intended, the power to limit, control and direct pedestrian and vehicular traffic and parking. Landlord shall have the right to use or limit the use of the Common Area for any purpose whatsoever, that Landlord deems appropriate for the Project, including without limitation intended, any Improvements, shows, displays, demonstrations, promotions, and kiosks; and to prevent the dedication of any part of the Project or the accrual of any prescriptive or other rights in favor of the public or any other persons. Landlord shall also have the right to remove and/or exclude from the Common Area, any person who fails to comply with any Rule or Regulation, or uses or occupies the Common Area for any purpose not specifically authorized by this Lease or the Rules and Regulations or by Landlord in a writing signed by Landlord; provided, however, that if Tenant is an entity, Tenant shall not be removed or excluded from the Common Area (but any offending principal, employee, agent, contractor or supplier may be excluded) unless Tenant's breach of the Rules and Regulations continues after the expiration of any applicable grace period.

ARTICLE 30. CONTROL OF PROJECT:

30.01. Landlord shall have the right at any time, and from time to time, to
(i) make any additional Improvements, in or about the Project or any part thereof; (ii) to alter, delete and enlarge any existing Improvements; (iii) to enlarge or decrease the size of the Project by adding additional land and/or Improvements, or subdividing, selling or otherwise reducing the land and/or Improvements comprising the Project; provided, however that in no event shall any such activity unreasonably disrupt the business of Tenant in the Office, or unreasonably impair access to and from the Office. No site plan furnished to Tenant shall in any manner limit the rights of Landlord under this Article. Without limiting the rights of the Landlord under this
Section 30.01, Tenant acknowledges that Landlord shall have the right to construct or permit the construction of an additional office building with a parking garage on the Northeasterly portion of the Project.

30.02. Despite the preceding Section 30.01, if Landlord is engaged in any necessary repairs, replacements, or any expansion or renovation of the Project or any substantial portion of the Project, then Landlord shall not be liable for and Tenant shall have no rights arising from any temporary obstruction of access to or from the Office, or diminution of Tenant's ability to use the Office, unless the obstruction or diminution could have readily been avoided without incurring any unusual or extraordinary expense, which extraordinary expense shall include without limitation intended, the payment of overtime or other premium compensation.

30.03. If the operation of Tenant's authorized business is disrupted by Landlord repairs, replacements, expansion or renovation, to such a degree that operation of Tenants business is not feasible, and such disruption continues for 48 consecutive hours or longer after Tenant gives Landlord notice of such interference and Tenant's cessation of business as a result; then the Monthly Rent shall abate for the lesser of the following periods of time: (i) the period of such disruption following the giving of such notice; or (ii)


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

the period of time Tenant ceases its authorized business as a result of such disruption.

ARTICLE 31. SIGNS:

31.01. SIGNS WITH LANDLORD APPROVAL: Prior to the Commencement Date, Tenant shall install, and throughout the term of this Lease maintain, a sign on the front door of the Office or immediately adjacent to the front door, in accordance with the requirements specified in EXHIBIT "G" of this Lease. Except as otherwise provided in this Section 31.01, without the prior consent of the Landlord, Tenant shall not install or permit the installation or maintenance of any permanent or temporary sign, price, billboard, advertisement, circular, lettering, placard, poster, pennant, flag, awning, name, insignia, trademark, logo, decoration, banner, descriptive or similar item (collectively "SIGN"), which is visible from the exterior of the Office. Any Sign installed or maintained contrary to the provisions of this Section 31.01, may be removed by Landlord without notice and without any liability.

32.02. SIGNS INSTALLED BY LANDLORD: On the Commencement Date, Landlord shall insert Tenant's name in: (i) the directory located on the first floor lobby of the building in which the Office is located; and (ii) if the Office is located above the first floor, in the directory located in the immediate vicinity of the elevators on the floor(s) on which the Office is located.

32.03. EXTERIOR SIGNS: Subject to compliance with all applicable Law, Tenant shall be permitted at its sole cost to install and maintain professionally prepared exterior signs reasonably acceptable to the Landlord: at a mutually acceptable location on the parapet walls, identifying the name of the Tenant; and attached to the curtain glass exterior identifying the name of the Tenant or directly related to the business of Freei Networks, Inc.

ARTICLE 32. INDEMNIFICATION

32.01. INDEMNIFICATION BY TENANT: Tenant shall indemnify and hold Landlord, Landlord's predecessors in interest, all persons and entities designated by Landlord who have any interest in the Project, and all persons acting on their behalf, harmless, from and against any and all liabilities, costs, damages and expenses (including without limitation intended, attorneys' fees, disbursements, and amounts paid in settlement of claims), (collectively "CLAIMS") incurred as a result of, or in connection with the use, operation or occupancy of the Office or the Project by Tenant, or any person or entity permitted in the Office by Tenant (including without limitation intended, any act or omission by Tenant or any person or entity permitted in the Office by Tenant, or in the Project at the request of, or on account of the business of Tenant); except for on a comparative basis for any Claims arising out of the negligence or other tortous conduct of Landlord, its employees, agents, contractors and suppliers; or any breach of Landlord's obligations under this Lease; or any violation of Law by Landlord, its employees, agents, contractors and suppliers.

32.02. INDEMNIFICATION BY LANDLORD: Landlord shall indemnify and hold Tenant, Tenant's predecessors in interest, all persons and entities occupying the Office in


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

accordance with this Lease, and all persons acting on their behalf, harmless, from and against any and all Claims, incurred as a result of, or in connection with the negligence or other tortious conduct of Landlord, its employees, agents, contractors and suppliers; or any breach of Landlord's obligations under this Lease; or any violation of Law by Landlord, its employees, agents, contractors and suppliers; except on a comparative basis for any Claims arising out of the negligence or other tortious conduct of Tenant, its employees, agents, contractors and suppliers; or any breach of Tenant's obligations under this Lease; or any violation of Law by Tenant, its employees, agents, contractors and suppliers.

ARTICLE 33. SURRENDER OF THE OFFICE:

33.01. On or prior to the Termination Date, Tenant shall surrender the Office, broom clean, in good condition and repair (except for reasonable wear and tear, and damage caused by Casualty covered or required to be covered by the Project's Insurance) and deliver all keys, combinations and other lock opening devices for all locks and alarms in and about the Office, to Landlord. Within five days after the Termination Date, Tenant shall remove all property of Tenant, including without limitation intended, all trade fixtures and furnishings, and repair all damage which may result from the removal of such property. Despite the provisions of the immediately preceding sentence Tenant shall not remove any property of Tenant, in the event Landlord has given Tenant notice of any default by Tenant, in the performance of any of its obligations under this Lease, and such notice remains outstanding. If Tenant made any Improvements or alterations without Landlord's consent, at the request of Landlord Tenant shall remove the Improvements or alterations on or before the Termination Date and restore the Office to the condition which existed before the Improvements or alterations were made without Landlord's consent.

33.02. In the event Tenant fails to remove any property of Tenant or any person or entity permitted in the Office, by Tenant, within five days after the Termination Date, then such property shall be deemed abandoned by Tenant, and may be removed, stored or sold by Landlord without notice or liability to, and at the sole expense of Tenant.

ARTICLE 34. LIMITATIONS OF LANDLORD'S LIABILITY:

34.01. Landlord shall have no obligation or liability for the fulfillment of any obligation of the Landlord under this Lease, which accrues prior to or after the date Landlord is the owner or ground lessee of the real property comprising the Project.

34.02. Landlord shall have no obligation or liability for the fulfillment of any obligation of the Landlord under this Lease unless Landlord fails to perform any of its obligations under this Lease and such breach shall continue for 30 days after the date Tenant gives Landlord notice specifying Landlord's breach of its obligations; provided, however, that if the breach is not reasonably susceptible of being cured within such 30 day period, Landlord gives Tenant notice specifying the reason(s) for the delay within such 30 day period, and Landlord promptly commences the cure and diligently prosecutes the cure to completion, then such 30 day period


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

shall automatically be extended for such period of time as may reasonably be required to cure the breach; provided, however, that in all circumstances the 30 day period shall not be extended to last longer than 90 days.

34.03. In the event Landlord breaches its obligations under this Lease and fails to cure the breach prior to the expiration of the applicable grace period, or Landlord is otherwise liable to Tenant as a result of any act or omission by Landlord or any person or entity acting on behalf of Landlord, Tenant shall look solely to the ownership or leasehold interest of Landlord in the Project, for the recovery of any damages incurred by Tenant. Tenant shall not seek to restrain Landlord, or levy, execute or otherwise seek to enforce any order, judgment or claim against any other assets of Landlord; nor against Landlord's principals, agents, or employees or any of their assets.

ARTICLE 35. DISPUTES BY TENANT:

In the event Tenant disputes the amount or propriety of any demand by Landlord, for the payment of any Rent, Tenant shall immediately pay the amount demanded by Landlord, and simultaneously with payment, give Landlord specific notice of the nature of the Rent and amount disputed by Tenant.

ARTICLE 36. Intentionally Deleted.

ARTICLE 37. FORCE MAJEURE:

In the event that Landlord or Tenant is delayed or prevented from the performance of any of their respective obligations under this Lease, because of any strike, lockout, labor trouble, inability to procure materials, failure of power, Law, riot, insurrection, war, act of God, or similar cause wholly outside the control of, and brought about by a force or persons or entities wholly unrelated to the party delayed or unable to perform (collectively "FORCE MAJEURE"); the performance of such act shall be excused for the period of any such delay; provided notice specifying the Force Majeure is promptly given to the other party under this Lease and if such notice is not given promptly, then delay shall be excused only to the extent delay occurs after notice specifying Force Majeure is given to the other party under this Lease. Despite the provisions of the immediately preceding sentence to the contrary, the provisions of this Article shag not excuse Tenant from its obligations to pay all Rent.

ARTICLE 38. HOLDING OVER:

In the event Tenant holds possession of the Office, (i) after the Termination Date or after the date Tenant's right to possession of the Office ends, and
(ii) without the written consent of Landlord; then Landlord may elect by notice, to either:

38.01. Make Tenant a tenant from month-to-month, at double the Minimum Rent provided for in this Lease, but subject to all other obligations of Tenant under this Lease, and all other provisions of this Lease, prorated or adjusted to a month-to-month tenancy; or


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

38.02. Treat Tenant as a trespasser, and recover possession of the Office from Tenant by any means provided for in this Lease or by Law; including seeking recovery of damages incurred by the Landlord as a result of Tenant's failure or refusal to surrender possession (including any damages incurred by Landlord as a result of Landlord's failure to timely deliver possession to any other tenant). In the event Landlord accepts payment of Monthly Rent for any period after the Termination Date or Tenant's right to possession of the Office ends, then Landlord shall be deemed to have made the election provided for in Section 38.01 of this Lease.

ARTICLE 39. TITLE EXCEPTIONS:

This Lease is subject to all recorded and unrecorded mortgages, deeds of trust, security agreements, ground and other underlying leases, easements, restrictions, covenants and Law, now in existence or later created.

ARTICLE 40. BROKERS:

40.01. The parties to this Lease ("WARRANTOR") represent and warrant to each other ("WARRANTEE") that except for Colliers International (Arvin L. Vanderween ("BROKER"), no broker, finder or other person is entitled to any money or other consideration (including without limitation intended, broker's or finder's fee or commission), on account of the acts of the Warrantor or any person acting on its behalf, and the execution or delivery of this Lease, or the leasing of the Office. Landlord shall pay the Broker any money or other consideration which the Broker is entitled to in connection with this Lease and the leasing of the Office; provided there is a written brokerage agreement between the Landlord and the Broker and the money or other consideration is specified in the brokerage agreement. Warrantor shall indemnify and hold the Warrantee harmless, from and against any and all liabilities, costs, damages and expenses (including without limitation intended, Litigation Expenses), incurred by the Warrantee, as a result of any claim made by any person or entity, which is inconsistent with the representation and warranty made by the Warrantor in the first sentence in this Article.

40.02. WASHINGTON STATE ONLY - Landlord and Tenant acknowledge that prior to the signing of this Lease and any related documents, they were each provided with a copy of a pamphlet titled "Law of Real Estate Agency" which included the text of RCW 18.86.010 through 18.86.030, 18.86.040 through 18.86.110 and 18.86.900.

Initial:  [Illegible]          [Illegible]
        ----------------     ---------------

ARTICLE 41. QUIET ENJOYMENT:

Provided and for so long as Tenant shall fulfill all of its obligations under this Lease, Tenant shall quietly enjoy the Office without molestation by Landlord or any person or entity claiming the office in compliance with the Law, subject to the provisions of this Lease and all mortgages, deeds of trust, other security agreements, ground and other underlying leases to which this lease may be subordinate.


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

ARTICLE 42. NO PARTNERSHIP/JOINT VENTURE:

This Lease and the relationship of Landlord and Tenant shall not create a partnership or joint venture.

ARTICLE 43. REMEDIES CUMULATIVE:

Each remedy and right of Landlord and Tenant in this Lease shall be cumulative and shall be in addition to all rights and remedies granted in this Lease or by Law. The exercise of any one or more of such remedies as a result of a default shall not preclude the exercise of any other remedies as a result of such default.

ARTICLE 44. NOTICES:

Any notice, request, demand, approval, consent or other communication (collectively "COMMUNICATION") concerning this Lease or any transaction or matter arising in connection with this Lease, including any contemplated by any of the exhibits to this Lease, shall be in writing and given to the party to which it is directed, at the address specified in the first paragraph of this Lease. Such address may be changed by a Communication given in accordance with the provisions of this Article. Any Communication shall be (i) delivered personally and a signed receipt obtained: or (ii) sent by certified mail, return receipt requested; or (iii) sent by Federal Express or similar nationally recognized courier service which promises next business day delivery. Any Communication shall be deemed given on (i) the date personally delivered to the other party and a signed receipt obtained; or (ii) three days after deposit, postage prepaid, in any United States Postal Service branch or official depository; or (iii) the next business day after delivery to and acceptance by Federal Express or similar nationally recognized overnight courier service promising next business day delivery; whichever event shall occur earliest. Any Communication given by any management agent of the Project or attorney for Landlord shall be deemed a Communication given by Landlord.

ARTICLE 45. ATTORNEY & FEES:

In the event of a default by a party under this Lease, any Litigation Expenses incurred by the party entitled to performance under this Lease, in the exercise or enforcement of any of the fights or remedies of such party under this Lease or the Law, shall be paid by the party in default to the party entitled to performance (and if payable to Landlord shall be paid as Rent), within ten days after demand by the party entitled to payment.

ARTICLE 46. LANDLORD'S RIGHT TO PERFORM TENANTS OBLIGATIONS:

In the event that (i) there Is a Default, or (ii) Tenant breaches any of its obligations under this Lease and there is an actual or apparent emergency; then in either case, Landlord shall have the right at the sole cost and expense of Tenant, to elect to perform any such obligation, without notice to Tenant in the case of any actual or apparent emergency (provided Landlord

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

shall attempt to give Tenant notice by telephone or other means reasonable under the circumstances), and in the absence of any actual or apparent emergency without any notice except any notice of breach or potential default required by this Lease.

ARTICLE 47: RECORDING:

Tenant shall not record this Lease. At the request of Landlord or Tenant, the parties shall at the sole cost and expense of the party making the request, execute, acknowledge and deliver a memorandum of this Lease, in form suitable for recording.

ARTICLE 48. DISCRETION:

Whenever the consent, approval or permission of a party under this Lease is sought from the other party under this Lease, or the satisfaction, discretion, or designation of a party under this Lease is provided for by this Lease, the party whose consent, approval or permission is sought and the party whose satisfaction, discretion or designation is provided for, shall not unreasonably withhold, delay, condition or exercise its consent, approval, permission, satisfaction, discretion or designation.

ARTICLE 49: TIME OF THE ESSENCE:

Time shall be of the essence for the performance of all of the obligations of Tenant under this Lease.

ARTICLE 50: MISCELLANEOUS:

50.01. SUCCESSORS: The rights and obligations of Landlord and Tenant under this Lease, shall inure to the benefit of and be binding upon Landlord and Tenant and all persons and entities who succeed to the respective rights and obligations of Landlord or Tenant, in accordance with the provisions of this Lease.

50.02. MODIFICATION: This Lease cannot be changed orally. It can only be changed in writing and the writing must be signed by the party against whom the change is sought to be enforced.

50.03. ENTIRE AGREEMENT: This Lease is signed by Landlord and Tenant as a final expression of all the terms of their agreement and as a complete and exclusive statement of its terms.

50.04. COUNTERPARTS: This Lease may be signed in counterparts with the same force and effect as if all required signatures were contained in a single original instrument.

50.05. LANDLORD'S SIGNATURE: Despite the statements, promises, acts or omissions of any person or entity, this Lease shall not be binding upon Landlord, unless and until this Lease (or a counterpart) Is signed by both Landlord and Tenant.

LEASE - 42

50.06. CAPTIONS: The captions in this Lease were inserted for the convenience of reference only. They do not in any manner define, limit or describe the provisions of this Lease or the intentions of Landlord or Tenant.

50.07. GENDER/SINGULAR/PLURAL. Whenever masculine, feminine, neuter, singular or plural terms are used in this Lease, they shall be construed to read in whatever form is appropriate to make this Lease applicable to all persons, entities, acts and transactions.

50.08. RULE OF CONSTRUCTION NEGATED: In the event it shall be necessary to construe this Lease, the rule of construction that an instrument should be construed against the party who prepared the instrument, shall be disregarded.

50.09. PARTIAL INVALIDITY: In the event that a court of competent jurisdiction declares that one or more provisions of this Lease are invalid or unenforceable, the remaining provisions of this Lease shall nevertheless remain in full force and effect. However, in the event that such declaration results in any reduction of any Rent, Landlord shall have the right to terminate this Lease 30 days after the date that notice of termination is given by the Landlord.

50.10. EXHIBITS INCORPORATED: The exhibits annexed to this Lease are hereby incorporated by reference in their entirety with the same force and effect as if they were set forth in this Lease in their entirety.

50.11. COVENANTS: All of the obligations of Tenant under this Lease shall constitute material covenants.

50.12. JOINT AND SEVERAL LIABILITY: Each person and entity which is a Landlord or Tenant (if more than one) shall be singularly and collectively liable for the full performance of all of the obligations of the respective party under this Lease.

50.13. TENANTS REVIEW/ATTORNEY: Tenant acknowledges that prior to signing this Lease, Tenant has been given an adequate opportunity to (i) review this Lease; and (ii) consult with an attorney.

50.14. OBLIGATIONS SURVIVE: The termination or expiration of this Lease shall not relieve Tenant from performance of its obligations under this Lease, which have accrued prior to the Termination Date, or are expressly or impliedly required to be performed after the Termination Date. Without in any way limiting the general application of the provisions of the immediately preceding sentence, the obligations of Tenant under the Article of this Lease captioned "INDEMNIFICATION" shall survive the termination or expiration of this Lease.

50.15. CONDITION TO LEASE EFFECTIVENESS: Despite any other provision of this Lease to the contrary, this Lease shall not become effective when executed, unless and until the beneficiary under the trust deed which encumbers the Project ("LANDLORD'S MORTGAGEE"), consents to the Landlord's execution of this Lease. If such consent is not

LEASE - 43

Obtained prior to January 31, 2000; then both parties shall be relieved of and released from all obligations and liabilities under this Lease. Within one business day after Tenant receives a copy of this Lease executed by Landlord, Tenant shall deliver to Landlord for distribution to Landlord's Mortgagee, copies of: (i) Tenant's financial statement, including balance sheet and income and expense statement, covering the Tenant's most recently completed fiscal year, or if Tenant has not been engaged in business for a complete fiscal year; then for the completed quarters Tenant has been engaged in business; and (ii) any business plan, preliminary prospectus, annual report or similar document which describes the Tenant and its operations. The distribution shall be made to Landlord's Mortgagee to provide the Landlord's Mortgagee with information it may use to evaluate whether to consent to the Landlord's execution of this Lease.

50.16. SATELLITE DISHES, ANTENNAE, ETC.: Tenant shall have the right to install, operate, maintain, repair, replace and remove a satellite dish or antenna (including a microwave antennae) and all necessary related equipment at the Center (collectively "Communications Equipment") subject to the following terms, conditions and limitations: (i) the location of the Communications Equipment shall be on the roof of the building within the area depicted on EXHIBIT "H" of this Lease or on top of the parapet walls of the Project or such other location at the Project as Landlord shall reasonably direct (so long as such location provides for the same or better reception and transmission of signals) and if Landlord expands or reconfigures the Project so as to require the relocation of the Communications Equipment, Tenant shall relocate the Communications Equipment, as Tenant's sole cost and expense, to a new location at the Project reasonably designated by Landlord (so long as such location provides for the same or better reception and transmission of signals); (ii) the installation, operation, maintenance, repair, replacement and removal of the Communications Equipment, and any attendant costs and expense, shall be the sole responsibility of Tenant;
(iii) if required by Landlord, Tenant shall screen the Communications Equipment in the manner and using the materials required by Landlord; (iv) Tenant shall obtain any approval required by any Government having authority over the Communications Equipment, including its installation or operation and upon Landlord's request, shall deliver evidence of same to Landlord; (v) Tenant's installation and operation of the Communications Equipment shall not interfere with the operation of any other tenant's business in the Project, including without limitation intended, any other tenant's reception of radio, television or other broadcast signals, or the operation or any other transmission or receiving device at the Project; (vi) Tenant shall give Landlord reasonable prior notice of the necessity to access the Communications Equipment for service, except in the case of an emergency;
(vii) at the expiration or earlier termination of the Lease, Tenant shall remove the Communications Equipment and (if located on the roof, Tenant shall use Landlord's roofing contractor to) repair all damage caused by such removal; (viii) the height of the Communications Facilities and screening, shall not exceed 5 feet and the weight of the Communications Equipment and screening shall not exceed 25 pounds per square foot; (ix) any roof or exterior wall installations or penetrations must be performed by the Landlord's contractor at Tenant's expense; (x) Tenant shall maintain and operate the Communications Equipment in accordance with all applicable Law;
(xi) Tenant shall maintain the Communications Equipment in good condition and repair; (xii) Tenant shall indemnify and hold the Landlord harmless from any liabilities, damages, costs and expenses (including reasonable

LEASE - 44

Litigation Expenses), arising out of any claim, cause of action, suit, proceeding or investigation related to the Communications Facilities.

         IN WITNESS WHEREOF, Landlord and Tenant have signed this Lease as of the date first set forth in the first paragraph of this Lease.

TENANT:                                 Witness/Attest:
FREEI NETWORKS, INC.


By: /s/ Bob McCausland                  /s/ John D. Smith
   ------------------------------       ------------------------------
   Signature                            Signature  John D. Smith
   Title: President/CEO


LANDLORD:                               Witness/Attest
PRIMESTAR INVESTMENT CORP.


By: /s/ Tasnim Sayani                    [Illegible]
   ------------------------------       ------------------------------
   Signature                            Signature
   Title: President
         ------------------------


LEASE - 45

STATE OF WASHINGTON)
                   )ss.
COUNTY OF KING     )

         1, the undersigned, a notary public in and for the State of Washington, hereby certify that on this 21st day of January, 2000, personally appeared before me Robert (Bob) McCausland to me known to be the President/CEO of FREEi Networks, Inc., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she is authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

                                /s/ Michelle Pion
                                --------------------------------
 [affix seal]                  NOTARY PUBLIC, in and for the
                               State of Washington
                               My appointment expires
                                    11-16-2003
                               --------------------------
                               Residing at Pierce County
                                           ---------------


STATE OF WASHINGTON)
                   )ss.                                 MICHELLE PROPER
COUNTY OF KING     )                          Notary Public, State of Washington
                                              Expiration Date November 16, 2003



         I certify that on the undersigned, a notary public in and for the State of Washington, hereby, this 21st day of January, 2000, personally appeared before me Tasnim Sayani, to me known to be the PRESIDENT of Primestar Investment Corp., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she is authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

                    /s/ John D. Smith
                    ----------------------------
 [affix seal.]     NOTARY PUBLIC, in and for the
                    State of  Washington
                    My appointment expires
                       11.16.2000
                   -----------------------                JOLENE D. SMITH
                   Residing at Pierce County       Notary Public, State of
                                ---------------           Washington
                                                   Expiration Date November
                                                           16, 2003


LEASE - 46

Rider to Lease dated January 21st, 2000, between Primestar Investment Corp., as Landlord, and Freei Networks, Inc., as tenant. Landlord and Tenant further agree that:

R.1. Generator:

1.01. Provided Tenant obtains Landlord's prior approval of plans and specifications, Tenant shall have the right to install: (i) one new or like-new 220 KW emergency generator, East of the dumpster, on a concrete slab with concrete vault Tenant shall pour and install to support the generator, and (ii) an electrical raceway running from the concrete vault to the building and up to the second floor and roof.

1.02. Landlord shall give Tenant access to the existing electrical utility vault and from the existing electrical utility vault to the vault described in Section
R.1.01 above.

1.03. The generator shall be operated only during such periods of time as the electrical supply to the Office is interrupted, for required servicing, maintenance and repairs.

1.04. The generator shall be maintained in good condition and repair and mufflered at all times.

1.05. When the term of this Lease expires or is sooner terminated, Tenant shall remove the generator, and all appurtenances, and at Landlord's request remove the concrete slab and restore the parking lost as a result of the Tenant's installation.

1.06. The 198 parking spaces provided for in this Lease shall automatically be reduced by the number of parking spaces lost a result of the installations authorized by this Section R.1.01.

R.2. Chiller: Provided Tenant obtains Landlord's prior approval of plans and specifications, Tenant shall have the right to install a 30 ton chilled water system on the roof, structurally supported by roof curvings, located between the parapet wall and penthouse, approximately five feet high, four foot deep and 12 feet long.

R.3. Communication Cable/Wire: When Tenant or its contractor installs new communicable cable and/or wire, Tenant or its contractor shall have the right to remove the existing cable and/or wire servicing the Office; provided there is no interference with any communications services provided to or by any other occupant of the Project. Landlord shall pay for the reasonable costs of such removal, but in no event more than $5,000.00

LEASE - 47

LIST OF EXHIBITS

LEGAL DESCRIPTION OF PROJECT                         A

SITE PLAN OF PROJECT                   B

FLOOR PLAN OF OFFICE                                 C

CONFIRMATION AGREEMENT                               D (to be provided by
                                                        Landlord after final
                                                        signature and within
                                                        two (2) business days)

LANDLORD AND TENANT IMPROVEMENTS                     E

RULES AND REGULATIONS                                F

SIGN CRITERIA                                        G

ROOF PLAN                              H



LEASE - 48

                                    EXHIBIT "A"

LEGAL DESCRIPTION:

Lot 1 of King County Short Plat No. 887025, recorded under recording No. 8912140335, records of King County, Washington, being a portion of King County Short Plat No: 179058, recorded under recording number 7911200818, and as corrected by affidavit under recording number 8002190659, being a subdivision of a portion of Tracts 56, 57, & 58 State Plat in Section 16, Township 21 North, range 4 East, W.M. in King County Washington, according to the Plat thereof recorded in Volume 41 of Plats, Page 30, in King County, Washington.

                                   EXHIBIT "B"






                                   [SITE MAP]

                                   EXHIBIT "B"






                                   [SITE MAP]

                                   EXHIBIT "C"

                                  OFFICE FLOORS

Floor 2: 13,087
Floor 3: 12,663
Floor 4: 12,663
Floor 5: 11,530
Floor 6: 10,820

                                   EXHIBIT "C"

                            SECOND FLOOR PARTITION PLAN

                                   EXHIBIT "C"

                            THIRD FLOOR PARTITION PLAN

                                   EXHIBIT "C"

                            FOURTH FLOOR PARTITION PLAN

                                   EXHIBIT "C"

                            FIFTH FLOOR PARTITION PLAN

                                   EXHIBIT "C"

                            SIXTH FLOOR PARTITION PLAN

                                   EXHIBIT "E"

                        LANDLORD AND TENANT IMPROVEMENTS

                  Landlord and Tenant agree that:

                  1. DEFINITIONS: All capitalized terms used in this exhibit which are defined in the lease to which this exhibit is attached, shall have the meanings set forth in the Lease.

                  2. PLANS & SPECIFICATIONS:

                  2.01. Tenant shall not construct or install any Tenant Improvements requiring the Landlord's consent, unless Tenant has obtained Landlord's prior written consent of plans and specifications describing the Tenant Improvements ("APPROVED PLANS AND SPECIFICATIONS"). All Tenant Improvements requiring Landlord's consent, shall be constructed and installed in accordance with the Approved Plans and Specifications.

                  2.02. Landlord's consent to Approved Plans and Specifications does not constitute a determination, representation or warranty that the Approved Plans and Specifications or Tenant Improvements comply with the Law, are suitable for their intended purpose or are otherwise satisfactory. Tenant shall be solely responsible for the content of the Approved Plans and Specifications, their compliance with the Law, their suitability for their intended purpose, and otherwise.

                  3. COMMENCEMENT OF CONSTRUCTION:

                  3.01. Prior to constructing or installing Tenant Improvements, Tenant shall (i) procure all licenses, permits, certificates, approvals and other authorizations (collectively "BUILDING PERMITS") required for the construction and installation of Tenant Improvements, by any Law or the board of fire underwriters or other recognized fire insurance rating organization (collectively "FIRE UNDERWRITERS"); and (ii) deliver to Landlord evidence satisfactory to Landlord, that all the Building Permits have been issued and are in full force and effect.

                  3.02. Prior to constructing or installing any Tenant Improvements, Tenant shall obtain Landlord's approval of all contractors and subcontractors (collectively "CONTRACTORS") who shall construct or install any material part of Tenant Improvements. To obtain such approval, Tenant shall submit to Landlord, notice requesting such approval and containing the name and address of each of the Contractors. In addition, if requested by Landlord within ten business days after Landlord's receipt of such notice, Tenant shall deliver to Landlord a current financial statement and current credit report for each of the Contractors.


LEASE-49

                  3.03. Prior to construction or installation of any Tenant Improvements, Tenants general contractor shall meet with Landlord's management agent or other designated representative, to review Tenant Improvements, the provisions of the Lease, this exhibit and the Rules and Regulations applicable to the construction and installation of Tenant Improvements.

                  4. INSURANCE:

                  4.01. Builder's Risk Insurance: Prior to construction or installation of any Tenant Improvements, Tenant shall obtain and thereafter maintain in full force and effect through the date that Tenant Improvements are completed, builder's completed value risk insurance (non-reporting form) covering all of Tenant Improvements, Tenant's inventory and other personal property in or about the Office or in the Project from time to time, in an amount not less than the full replacement cost, without any deduction for depreciation. Such insurance shall provide protection against loss or damage from any hazard included within the coverage of "all perils" coverage.

                  4.02. Contractors' Insurance: Prior to construction and installation of any Tenant Improvements, Tenant shall require all of the Contractors to obtain and thereafter maintain in full force and effect until completion of Tenant Improvements, the following insurance coverage:

                           (a) Worker's compensation insurance in accordance
with the requirements of Law;

                           (b) Employer's liability insurance in an amount not
less than $300,000.00;

                           (c) Commercial general liability insurance,
including coverage for motor vehicle liability, with limits of not less $1,000,000.00 combined single limits.

                  4.03. Prior to the commencement of Tenant Improvements: (a) Tenant shall obtain and provide Landlord with certificates for the required insurance coverage and; (b) if so required by Landlord, Tenant shall furnish or cause its general contractor to provide Landlord with performance and labor and material payment bonds in form and content satisfactory to Landlord and in an amount equal to the total cost of Tenant Improvements or the total general contract price. The bonds shall name Landlord as an additional beneficiary and shall be issued by a surety company which is (a) authorized to write surety bonds in the State of Washington; and (b) acceptable to Landlord.

                  4.04. The provisions of Section 9.02 of the Lease shall apply to all insurance which Tenant and its Contractors are obligated to obtain and maintain pursuant to this Article 4,


EXHIBIT "E" - LANDLORD
AND TENANT IMPROVEMENTS

                  5. BASIC PROVISIONS GOVERNING TENANT CONSTRUCTION AND
                     INSTALLATION:

                  5.01. All of Tenant's fixtures, equipment and supplies shall be new and of first class quality and appearance. Trade names used in this exhibit are set forth to specify a standard of type and quality. Unless otherwise specifically set forth in this exhibit, the use of trade names shall not impose a requirement that a particular manufacturer's or supplier's product be utilized; provided, however, that the use or installation of any product other than that specified in this exhibit must be approved in advance by Landlord, and any other product must equal or exceed the quality of the product specified by trade name.

                  5.02. The construction and installation of Tenant Improvements must be performed in accordance with all Law, the prevailing design and construction standards of the Project, the requirements imposed by any insurer which provides Casualty Insurance and the applicable Fire Underwriters.

                  5.03. Construction and installation of Tenant Improvements shall be performed in a first class, workman-like manner, and Tenant Improvements shall be in good usable condition and in first class appearance at the time of completion.

                  5.04. Tenant shall require each of the Contractors, to guarantee or warrant that their work shall be free from any and all defects in workmanship and materials for a period ending on the first anniversary of the date ("COMPLETION DATE") that their respective work is completed. Tenant shall also require that each of the Contractors obligate itself by guaranty or warranty to replace or repair without charge, any and all of the work performed and any and all of the materials supplied by or through the respective Contractor, which may become defective prior to the first anniversary of the respective Contractor's Completion Date. The obligation to repair or replace defective work and materials shall include all costs and expenses related to correction of defects, and all work performed and materials damaged as a result of such defects, repairs and/or replacements. All guarantees and warranties shall name Landlord as a beneficiary, entitled to enforce such guarantees and warranties against the Contractors without the participation or consent of Tenant.

                  5.05. Tenant shall not construct install, use or operate any bakery or cooking equipment, appliances or facilities (collectively "FOOD EQUIPMENT"), including without limitation intended, hot plates, burners, ovens, grills or deep fryers, without Landlord's prior consent. Nothing contained in the preceding sentence shall prohibit the use of a plug-in drip coffee maker, percolator or microwave oven solely for the use of Tenant's employees, provided the appliances are located in a portion of the Office not accessible to customers. In the event that any Food Equipment is constructed or installed, prior to operation or use thereof, functional grease traps shall be installed by Tenant where reasonably necessary for waste removal and an ansul dry chemical automatic fire extinguisher system or its equivalent shall be

EXHIBIT "E" - LANDLORD
AND TENANT IMPROVEMENTS
installed by Tenant and in operation over ail Food Equipment, including without limitation intended, deep fryers, grills and burners.

                  5.06. Any changes in the portions of the Project or the Office which were constructed by or at the behest of Landlord or its predecessor in interest, and which are requested by Tenant or reasonably required by the Approved Plans and Specifications, shall be performed by Landlord or a contractor designated by Landlord, but at the sole cost and expense of Tenant. Such costs and expenses shall be payable upon demand.

                  5.07. Tenant shall not open the Office for business, unless and until any Required Permits, including without limitation intended, any certificate of occupancy required by any Law for the use or occupancy of the Office has been issued, is in full force and effect and true copies have been delivered to Landlord.

                  5.08. Within 30 days after the Office opens for business, Tenant shall deliver to Landlord, a detailed breakdown of all the costs and expenses incurred or paid or which shall be incurred or paid in connection with Tenant Improvements, proof of payment of all Contractors and suppliers, and unconditional lien waivers or releases in recordable form reasonably satisfactory to Landlord, from all Contractors and suppliers.

                  6. AS IS: Except for the Landlord Improvements specified in this Section 6, if any, Tenant accepts the Office in its current condition, "AS IS, "WHERE IS". Landlord will make the following improvements prior to the Commencement Date (i) build 3 or 4 mini-kitchens consisting of counter-top, cabinets and sink (no appliances) in locations where the existing plumbing and drains make it feasible to do so without bringing water and drainage to new locations; (ii) paint all walls; (iii) shampoo all carpets within the Office; (iv) replace all elevator lobby carpeting on all floors leased by Tenant; (v) install new vinyl wall covering on each of the elevator lobbies on all floors leased by Tenant; (vi) install new panels on the interiors of all passenger elevator cabs; (vii) install one wide glass door on the 6th floor; and (viii) in the board rooms on the 2nd and 6th floors, upgrade the wall covering on one wall in each of the board rooms with a special vinyl on which you can project a video or transparency image and write with a felt-tipped pen.

                  7. ELECTRIC SERVICE:

                  7.01 The electrical service for the Office shall be:

(a) Actual square footage of gross leasable floor area within the Office (0-1, 199 sq. ft.) - 100 amp panel;

(b) Actual square footage of gross leasable floor area within the Office (1,200+ sq. ft.) - 225 amp panel;

EXHIBIT "E" - LANDLORD
AND TENANT IMPROVEMENTS

                  15.01. Tenant is fully responsible for the work and conduct, work and supplies of its Contractors.

                  15.02. Before starting any work, the Contractors shall provide proof of the insurance required in this exhibit, naming Primestar Investment Corp. and GMAC Commercial Mortgage Corporation, as additional insureds.

                  15.03. Unless either this requirement is waived in writing by Landlord or by the Lease, the general contractor shall provide Landlord with 100% performance bond and payment bonds. In lieu of bonds, general contractor or Tenant may deposit with Landlord the contract amount in cash or its equivalent.

                  15.04. The general contractor shall provide Landlord with a work schedule and a list of Contractors to be used on the job as specified in Section [3.01], above.

                  15.05. All work by Contractors shall be performed solely within the Office's interior during the Projects's business hours. No work shall be performed during the Project's business hours which creates any noise, dust, vibration or other offensive condition which may reasonably be objectionable to any other tenant or occupant of the Project. No supplies shall be moved and no work shall be done in Projects's Open Common Areas between the hours of 8:00 AM and 5:30 PM, or the then current Projects business hours.

                  15.06. Contractor's equipment on floors is strictly limited to designed weight limits as specified in Section 10.01, above. No special equipment shall be used without Landlord's prior approval.

                  15.07. All Contractors shall construct and install the Tenant Improvements in accordance with the Approved Plans and Specifications. All significant changes must be approved by Landlord.

                  15.08. All Contractors shall properly and conspicuously display all Building Permits.

                  15,09. Signs on the exterior of the barricade or elsewhere shall be limited to any which may be approved by Landlord, or shall be limited to Tenant's name, date of Office opening and general contractor's name and address, and conform to Exhibit "G" of this Lease.

                  15.10. All Contractors shall strictly abide by all Law and especially all State and Federal environmental, health and safety laws. Contractors shall take every precaution to protect the public from all dangerous conditions and operations

                  15.11, Any damage done to adjacent Common Areas or other Offices during construction shall be immediately repaired to Landlord's satisfaction.


EXHIBIT "E" - LANDLORD
AND TENANT IMPROVEMENTS

                  15.12. General contractor shall maintain a representative at the job site at all times during construction. Telephone numbers of all Contractors shall be furnished to Landlord before construction commences, for contact in event of any after business hours emergencies.

                  15.13. The general contractor shall arrange for all trash removal related to construction. The general contractor shall keep all Common Areas clean at all times. Any cleaning by the Project's personnel or contractors, arising out of the Tenant Improvements shall be reimbursed by Tenant upon demand. Before construction begins, general contractor shall make arrangements with Landlord for any temporary electric power and water.

                  15.14. Contractors shall not install any finish materials that do not strictly conform with the materials and colors specified on the Approved Plans and Specifications.

                  15.15. Contractors shall not penetrate the roof in any manner, nor install equipment through the roof without Landlord's prior approval as specified in Section ___8, above.

                  16.16. Contractors shall verify entry floor elevations with Landlord prior to installation. All tripping hazards shall be properly treated, immediately.

                  15.17. Prior to installation of HVAC equipment, Tenant shall submit for Landlord's review and approval HVAC design information, cooling and heating loads and equipment data. No HVAC equipment shall be installed without Landlord's prior approval. There shall be no changes, additions, or replacements of HVAC equipment without the prior approval of Landlord.

                  15.19. Contractors' vehicles shall be properly marked with job name on windshields. Non-essential vehicles and workers' personal vehicles shall be parked in visitor parking areas(s) designated by Landlord.

                  15.20. All work outside of the Projects business hours shall be coordinated in advance with the Project's security and maintenance chiefs.

                  15.21. Delivery and location of Refuse dumpsters and containers, shall be subject to Landlord's prior approval. No area except the Office shall be used for construction staging or construction storage. Without the Landlord's prior approval, no construction equipment, tools, materials or supplies shall be transported on any passenger elevator.

                  15.22. Contractors shall maintain peaceful labor relations with all their workers and all of their suppliers' workers. If there are any disputes, picketing, or disturbances,


EXHIBIT "E" - LANDLORD
AND TENANT IMPROVEMENTS

Landlord shall have the right to immediately remove the Contractors subject to the dispute, picketing or other disturbance from the Project until such dispute, picketing or disturbance is settled or otherwise halted.

                  15.23. Contractors shall coordinate the orderly installation or transfer of all Utilities meters, lines, and other facilities with the appropriate agencies and/or utility providers.

                  15.24. This Section 15 is not an exclusive list of the requirements Contractors must adhere to.

                  15.25. Any violation of any of the provisions of the Lease including this exhibit shall be sufficient justification for Landlord to stop all construction work until the deficiency is corrected.

                  15.26. Any special requests shall be submitted in advance to Landlord's designated representative. In the absence of any specific designation, Nizar Sayani, 2505 South 320th Street, Suite 101, Federal Way WA 98003, is Landlord's designated representative,

                  15.27. The use of un-licensed contractors and subcontractors is strictly prohibited.

                  15.28. If there is no general contractor, then Tenant shall fulfill all of the requirements to be fulfilled by a general contractor.

                  16. NOT A COMPLETE DOCUMENT: the provisions of and obligations of Tenant set forth in this exhibit are in addition to and not in lieu of the provisions and obligations set forth in the Lease.

                  17. CONFLICTS: To the extent, if any, that the provisions of this exhibit may conflict with any of the provisions of the Lease, whichever provisions are more beneficial to Landlord or Impose greater obligations upon Tenant, shall govern and prevail.

Initials:  /s/                                      Initials: /s/
         ----------------------                              ----------------


EXHIBIT "E" - LANDLORD
AND TENANT IMPROVEMENTS

                                   EXHIBIT "F"

                              RULES AND REGULATIONS

The following rules and regulations constitute the Rules and Regulations for the Project known as 2505 South 320th, Federal Way, Washington. Each of the capitalized terms used in these Rules and Regulations shall have the definition set forth in the printed form of lease currently used by Landlord at the Project.

                  1. Tenant shall not commit or permit any action or thing which may disturb the quiet enjoyment of any other tenant in the Project, or any person within 1,000 feet from the boundary of the Project.

                  2. Tenant shall not sell, distribute, or display or permit the sale, distribution, or display of any alcoholic or intoxicating substances or liquids whatsoever, or any other substance or liquid which may create a hazard or may be annoying to other persons, or tenants, in or about the Project.

                  3. Tenant shall not use or permit the use of any advertising or promotional media or devices which may create a hazard or may be annoying to other persons or tenants in or about the Project, including without limitation intended, handbills, flashing lights, searchlights, loudspeakers, sound amplifiers, or any other- audio or video device heard or seen outside the Office.

                  4. Tenant shall not use any portion of the Project outside of the Office for the promotion or conduct of its business, including without limitation intended, for the solicitation of business, advertising, display or sales purposes. The prohibitions contained in the immediately preceding sentence shall include without limitation intended, the distribution of handbills or bumper stickers on or to motor vehicles in or about the Common Area.

                  5. Without the Landlord's prior approval of the dates, times and means, Tenant, its contractors and suppliers, shall not: (i) move Tenant in or out of the Office or in or out of the Project; nor (ii) move more than 500 pounds of personal property in the aggregate, in or out of the Office or in or out of the Project during any single day. Landlord shall have the right to prohibit any move between 8:00 AM and 5:30 PM or the then current business hours of the Project. Tenant shall not move in or out of the Office or in or out of the Project nor permit any of its contractors or suppliers to move in or out of the Office or in or out of the Project, any fixtures, trade fixtures, furniture or equipment, using any passenger elevators without the prior approval of the Landlord.

                  6. Landlord may from time to time and at any time, designate an area


EXHIBIT "F"
RULES AND REGULATIONS

("EMPLOYEE PARKING AREA") which shall be used for parking by Tenant and any employees of Tenant. The Employee Parking Area may or may not be within the Project. In such event, Tenant shall not park or permit any of its employees to park any vehicles on any other portion (or any portion) of the Common Area. Tenant shall within five days after demand by Landlord, furnish Landlord with the colors, makes, models and license plates of all vehicles used by Tenant and its employees. In the event Landlord designates an Employee Parking Area, and Tenant or an employee of Tenant parks a vehicle in Common Area which is outside the Employee Parking Area, Landlord may elect to tow and Office such vehicle, and/or place violation stickers upon such vehicle, and Tenant shall pay upon demand to Landlord or any tow truck operator engaged by Landlord, the charges incurred for the tow and storage of such vehicle.

                  7. Tenant shall use metal or plastic containers for the storage of all day-to-day Refuse. Any out-of-the-ordinary Refuse, including by way of example only, shipping cartons, construction debris and substantially larger than normal volumes of ordinary Office Refuse, shall be disposed of by the Tenant in the manner designated by Landlord.

                  8. Tenant shall segregate its used paper, magazines, cans, bottles and other recyclables by distribution into such containers as the Landlord may provide.

                  9. Tenant shall not load or unload or permit the loading or unloading of any Improvements or inventory during any time other than such time as Landlord may designate in writing; and shall not park or permit the parking of any vehicles in any manner which shall unreasonably interfere with access to or from any part of the Project. All loading and unloading of Improvements and inventory shall be made through the service entrance of the Project and/or such other locations as Landlord may designate in writing.

                  10. Tenant shall not obstruct or permit the obstruction of any portion of the Common Area, nor erect or install or permit the erection or installation of any Improvement in or about the Common Area.

                  11. Tenant shall not permit the use of any fire extinguishers, fire alarm systems and other fire protection or suppression devices required by any insurance company or Law except for the purpose for which they were intended. Tenant shall fully cooperate in any fire drills or inspections required by Landlord or Law.

                  12. If the Office has a separate thermostat, at a minimum, Tenant shall keep the thermostat at a temperature no lower than 55 degrees to avoid the freezing of pipes.

                  13. Tenant shall not (i) change the exterior color or surface of the Office, or any Improvement on the exterior of the Office, or otherwise change the exterior of the Office In any manner whatsoever, or (ii) use any of the Utility systems for any purpose other


EXHIBIT "F"
RULES AND REGULATIONS
than that for which they were specifically designed, or (iii) dispose of any Refuse in any plumbing system other than ordinary human waste; or (iv) install, maintain or operate any disposal system of any nature whatsoever; or (v) except in any area of the Office reserved solely for use by Tenants principals and employees, install or operate or permit the installation or operation of any coin, token, card operated or free vending machines for the sale or offer of any property or service (including without limitation intended, pay telephones, amusement devices and machines for the sale of food or beverage).

                  14. Tenant shall maintain peaceful relations with the public, all of the Tenants customers, employees and agents, and all of Tenant's contractors' and suppliers' employees and agents. If there are any disputes, picketing, or disturbances (collectively "PROTEST"), Landlord shall have the right to immediately remove any of the Tenant's contractors or suppliers subject to the Protest from the Project until the Protest is settled or otherwise halted. If there is a Protest against the Tenant, either (i) Tenant shall employ only union labor and contractors if necessary to avoid or halt the Protest in or about the Project; or (ii) Tenant shall at Landlord's request desist from any further use or occupancy of the Office until the Protest ends.

                  15. Neither Tenant, its employees and agents, Tenants contractors or suppliers, or contractors' or suppliers' employees and agents, shall loiter, daily or otherwise hang out in the Common Area; nor consume any beverage or food in any part of the Common Area except any areas designated by the Landlord for such purpose. Landlord may designate an area (the "Employee Break Area') which shall be used for breaks by the Tenant and its employees. If Landlord designates an Employee Break Area, then Tenant shall not permit any of its employees to take their breaks in any other portion (or any portion) of the Common Area which is not an Employee Break Area.

                  16. The use of tobacco products is strictly prohibited in the enclosed portions of the Project and the Office, including Without limitation intended, smoking or chewing. Use of tobacco products is only permitted in the portions of the Common Area which are not enclosed.

                  17. To the extent permitted by Law, Landlord shall have the right to exclude from the Project, for any reason or no reason, any individual who is not a tenant or other authorized occupant, or an employee, agent, supplier or contractor of a tenant or other authorized occupant.

                  18. No individual shall wear or display any apparel or Sign, which Landlord reasonably suspects may create a public disturbance or physical conflict, including without limitation intended, any colors or apparel associated with any gang.

                  19. No individual shall possess a firearm or dangerous weapon in the

EXHIBIT "F"
RULES AND REGULATIONS

Project without the Landlord's prior consent.

                  20. No individual or entity shall make, convey or disseminate any verbal, written or published statement or other form of communication, including without limitation intended, Sign, advertisement, pamphlet, or handout (except statements or other forms of communication contained within inventory carried in the ordinary course of a Tenant's authorized business), in or about the Project, to any customer or potential customer, which: (i) criticizes the Landlord, the Project, or any occupant of the Project or (ii) casts or tends to cast, the Landlord, the Project, or any occupant of the Project in a false or unfavorable light; or (iii) subjects or tends to subject, the Landlord, the Project or any occupant of the Project to ridicule or scorn.

Intials:
        --------------        -------

EXHIBIT "OF"
RULES AND REGULATIONS

                                   EXHIBIT "G"

                                  SIGN CRITERIA

                  1. INTRODUCTION:

                  1.01. The following criteria have been established for the purpose of enhancing the aesthetics of the Project, enhancing the quality of the Project, and for the mutual benefit of all tenants.

                  1.02. All capitalized terms used in this exhibit and not defined in this exhibit shall have the meanings given to them in the Lease.

2. COMPLIANCE: Tenant shall strictly conform the following criteria. Any Tenant Signs visible from the exterior of the Office which do not conform must promptly be either: (i) brought into conformance at the Tenant's expense; or (ii) removed at the Tenant's expense.

                  3. GENERAL REQUIREMENTS:

                  3.01. Tenant shall submit or cause to be submitted to Landlord for approval before fabrication, at least three copies of detailed drawings (to scale), showing the location, size, layout, design and color of the proposed exterior Sign(s), including all lettering and/or graphics. Landlord shall have ten days after receipt of such drawings to approve or reject the drawings and exterior Signs.

                  3.02. Any Required Permits for Signs and their installation shall be obtained by Tenant, and copies delivered to Landlord before any installation is begun.

                  3.03. All Signs shall be designed, constructed, installed and removed at Tenant's expense.

                  4. GENERAL SPECIFICATIONS:

                  4.01. Signs must be professionally prepared and project a professionally prepared appearance. Handmade, hand painted, hand lettered and stenciled Signs shall not be used.

                  4.02. Signs shall employ red and/or black paint for all names, words and other text,

                  4.03. No interior Sign shall exceed four square feet in size. No Sign on the


EXHIBIT "G"
SIGN CRITERIA
exterior of the building shall exceed the size permitted by Law.

                  5. DESIGN REQUIREMENTS:

                  6.01. Wording of Signs shall not include the product or service sold by the Tenant except as part of Tenant's trade name or insignia. No "Tagline" Signs are permitted as Signs.

                  6.02. Signs shall not display the name of any tenant or other occupant, except Tenant's name as shown in the Lease or as authorized by the Lease. No product names shall be used in Signs.

                  6.03. Tenants are encouraged to have Signs with letter size and location appropriately scaled and proportioned to the overall entrance to the Office. The design of all Signs, including style and placement of lettering, size, color, and materials, shall be subject to the prior approval of Landlord.

                  7. SIGN CONTENT:

                  No Sign shall be derogatory, critical or political in nature. No Sign shall be inaccurate or misleading. No Sign shall promote or refer to any conduct which is prohibited or not authorized by the Lease. Each Sign shall be directly related to the identification of the Tenant in the Office.

                  8. MISCELLANEOUS SIGNS/REQUIREMENTS:

                  8.01. Tenant shall be permitted to neatly place upon each entrance of its Office not more than 144 square inches of gold leaf or decal application with red and/or black lettering not to exceed two inches (2") in height with Tenant's name, the name of any department suite number, hours of business, emergency telephone numbers, and the like.

                  8.02. Modifications or deviations from the Sign criteria shall be permitted when, in Landlord's sole discretion, they produce an outstanding Sign. Any modifications or deviations from the Sign criteria shall be highlighted in all drawings submitted by Tenant, to bring them to the Landlord's attention. Landlord's decision to reject or approve modifications and deviations shall be final.

                  9. STANCHION SIGNS:

                  9.01. One free standing stanchion Sign may be permitted,subject to Landlord's prior approval. No easels, free standing, sandwich board or blade Signs are permitted, Sign drawings for all stanchion Signs must be submitted to Landlord for prior


EXHIBIT "G"
SIGN CRITERIA
approval.

                  9.02. Stanchion Signs shall not exceed the following dimensions:

                           (a)      Height: 4'-0"

                           (b)      Sign face: 18" x 24"

                           (c) Maximum letter height: Capitals 6", Lower case 4"

                  9.03. Stanchion Signs shall used only to announce the opening or closing of a Office, or for a promotional event, and shall be visible for no longer and no more frequently than a two week time period, not to occur more often than four times in any 12 calendar month period.

                  9.04. Stanchion Signs shall not protrude more than 16 inches from the Office into the Open Common Area and shall be located directly in front of the Office.

                  10. TEMPORARY SIGNS:

                  10.01. New Tenants, or existing Tenants undergoing a significant remodel will be permitted to announce their Office and opening or completion of remodeling with professionally prepared graphics painted on their temporary construction walls, or a temporary hanging banner.

                  10.02. Tenants are encouraged to have unique and graphic Signs. The text shall be limited to the name of the Tenant, name and address of Tenants general contractor, and the opening date.

                  10.03. Signs permitted under this Section 10 shall not exceed the following dimensions:

                           (a) Office name & opening date: Maximum letter height: Capitals 18", Lower case 12"

                           (b) Special opening promotions: Maximum letter height: Capitals 8", Lower case 6".

                           (C)      Sign length shall not exceed 6'- 0"

                           (d)      Sign height shall exceed 2'-0"


EXHIBIT "G"
SIGN CRITERIA

                  10.04. Temporary banners announcing the opening of a Office may be attached to the exterior (inside the building) Office wall or door until such time as the Office opens.

                  10.05. Immediately upon opening the Office for business, temporary opening and remodeling banners must be removed by Tenant.

Initials: /s/                  /s/
        --------------         ----------------

EXHIBIT "G"
SIGN CRITERIA

                                                                    EXHIBIT H



                                   [ROOF PLAN]